UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03692

Morgan Stanley Variable Investment Series
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212 - 296-0289

Date of fiscal year end:	December 31, 2013

Date of reporting period:	December 31, 2013

Item 1 - Report to Shareholders

MORGAN STANLEY
VARIABLE INVESTMENT SERIES

Annual Report

DECEMBER 31, 2013

The Portfolios are intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Investment Series

Table of Contents

Letter to the Shareholders	1
Expense Examples	15
Portfolio of Investments:
Money Market	18
Limited Duration	22
Income Plus	31
Global Infrastructure	42
European Equity	45
Multi Cap Growth	48
Financial Statements:
Statements of Assets and Liabilities	52
Statements of Operations	54
Statements of Changes in Net Assets	56
Notes to Financial Statements	63
Financial Highlights	96
Report of Independent Registered Public Accounting Firm	102
Results of Special Shareholder Meetings	103
Trustee and Officer Information	104
Federal Tax Notice	110

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2013 (unaudited)

Dear Shareholder:

2013 saw wide divergences in performance — equities significantly outperformed bonds and developed market equities beat those of emerging markets. Stronger economic growth in the U.S., Europe and Japan, coupled with accommodative monetary policies from their central banks, supported investors' preference for developed world equities. At the same time, expectations for a winding down of the Federal Reserve's (Fed) bond buying program (called quantitative easing or QE) in the U.S. caused spikes in Treasury yields, sending bond prices across the spectrum lower, as prices move in the opposite direction of yields. In addition, some emerging market economies looked especially vulnerable to tighter liquidity conditions as well as faced lagging growth, driving investor flows away from emerging market asset classes.

Domestic Equity Overview

U.S. stocks turned in a strong performance in 2013, with both the Dow Jones Industrial Average and the S&P 500 Index reaching new highs during the year. As in 2012, the expectation that the accommodative monetary policy by the Fed would continue for some time helped drive the prices of risky assets including stocks higher in 2013. However, as the U.S. economy looked stronger, the Fed started signaling its intention to reduce the pace of its asset purchase program if economic data warranted. Uncertainty as to the timing and magnitude of this tapering led to volatility across the capital markets. When the Fed unexpectedly left its QE program intact after its September meeting, stocks rallied strongly. The market's advance paused in October, disrupted by a partial government shutdown and political gridlock over whether to raise the debt ceiling, but resumed in the final months of the period on expectations — and later confirmation by the Fed — that QE tapering would begin in 2014.

Fixed Income Overview

Most segments of the bond market ended 2013 in negative territory. Weakness early in the year was amplified in the summer months when the Fed signaled its intention to taper its bond buying program sooner than expected. The yields on long-term U.S. Treasuries spiked in response to the Fed's tapering comments, and prices across the fixed income spectrum fell, as prices drop when yields rise. The high yield corporate sector was a notable exception, with a positive return for the year, buoyed by demand for the sector's potentially higher relative returns.

Money market yields continued to be constrained by the Fed's near-zero interest rate policy. The Fed announced in December that it would begin to reduce the pace of its asset purchases beginning in January 2014. The Fed also highlighted its intention to keep its target federal funds rate at current low levels even beyond when the unemployment rate falls below 6.5%, especially if inflation remains under the Fed's 2% target, which could be 2015 by some estimates.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2013 (unaudited) continued

International Equity Overview

Developed markets outperformed emerging markets in 2013. In Japan, economic expansion resumed early in the year and its central bank launched an aggressive QE program in April. These events led to a depreciation in the yen and a strong rally in Japanese stock prices. Europe also exited its recession in the first half of the year, and investors felt more optimistic about the containment of the sovereign debt crisis, although policy makers still have much work ahead of them. European equities benefited from the change in sentiment, ending the year higher.

Emerging markets lagged developed markets during the year, as the asset class suffered considerable outflows amid uncertainties about slowing growth, weakening currencies, falling commodity prices and the implications of the Fed's exit from QE, especially for countries with large current account deficits.

Money Market Portfolio

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in such funds.

As of December 31, 2013, Variable Investment Series – Money Market Portfolio had net assets of approximately $73.3 million with an average portfolio maturity of 30 days. For the seven-day period ended December 31, 2013, the Portfolio's Class X shares provided an effective annualized yield of 0.01% (subsidized) and -0.49% (non-subsidized) and a current yield of 0.01% (subsidized) and -0.49% (non-subsidized), while its 30-day moving average yield for December was 0.01% (subsidized) and -0.47% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the 12-month period ended December 31, 2013, the Portfolio's Class X shares returned 0.01%. Past performance is no guarantee of future results.

For the seven-day period ended December 31, 2013, the Portfolio's Class Y shares provided an effective annualized yield of 0.01% (subsidized) and -0.74% (non-subsidized) and a current yield of 0.01% (subsidized) and -0.74% (non-subsidized), while its 30-day moving average yield for December was 0.01% (subsidized) and -0.72% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the 12-month period ended December 31, 2013, the Portfolio's Class Y shares returned 0.01%. Past performance is no guarantee of future results.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2013 (unaudited) continued

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

We remain quite comfortable in our conservative approach to managing this Portfolio, focusing on securities with high liquidity and short durations. We believe our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity position of the Portfolio, has put us in a favorable position to respond to market uncertainty. Our investment philosophy continues to revolve around prudent credit and risk management and portfolios that are positioned defensively and with very high levels of liquidity.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Limited Duration Portfolio

For the 12-month period ended December 31, 2013, Variable Investment Series – Limited Duration Portfolio Class X shares produced a total return of 0.39%, outperforming the Barclays Capital U.S. Government/Credit Index (1-5 Year) (the "Index"), which returned 0.28%. For the same period, the Portfolio's Class Y shares returned 0.09%. Past performance is no guarantee of future results.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

	Average Annual Total Returns as of December 31, 2013
	1 Year	5 Years	10 Years	Since Inception*
Class X	0.39%	2.91%	0.86%	1.96%
Class Y	0.09%	2.66%	0.60%	1.61%

(1)  Ending value on December 31, 2013 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Barclays Capital U.S. Government/Credit Index (1-5 Year) tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of one to five years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of May 4, 1999 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2013 (unaudited) continued

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The main driver of performance for the year was the Portfolio's overweight position in the investment-grade credit sector. The financial sector was once again the best-performing corporate sector with yield spreads over Treasuries tightening by about 50 basis points over the year. The Portfolio's overweight was focused on the banking sector, which helped performance. Overweight positions in selected industrial sectors also contributed to performance.

The Portfolio's positioning in the securitized sector was also additive to relative returns. Allocations to agency mortgages and high quality asset-backed securities especially contributed to relative gains, as the tightening on the yield spread and the extra yield on these securities were beneficial.

Conversely, the Portfolio was underweight the agency sector, which detracted from relative performance as yield spreads tightened slightly over the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2013 (unaudited) continued

Income Plus Portfolio

For the 12-month period ended December 31, 2013, Variable Investment Series – Income Plus Portfolio Class X shares produced a total return of 1.03%, outperforming the Barclays Capital U.S. Corporate Index (the "Index"), which returned -1.53%. For the same period, the Portfolio's Class Y shares returned 0.81%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio entered 2013 overweight investment grade corporate bonds, while also having exposure to high yield corporate bonds and convertible bonds. These positions were designed to attempt to benefit from a normalization of credit spreads, which we believed would be driven by supportive global monetary policy and a continued modest U.S. economic recovery. This thesis largely played out over the course of the year.

Financial sector corporate bonds, the Portfolio's largest overweight, were the best performers in the investment grade corporate market during 2013. Spreads in the sector tightened by 44 basis points in 2013, outpacing industrial bonds, which only tightened by 19 basis points.(a) High yield and convertible bonds also contributed positively to the Portfolio's performance. With equity markets

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

	Average Annual Total Returns as of December 31, 2013
	1 Year	5 Years	10 Years	Since Inception*
Class X	1.03%	10.15%	6.04%	7.27%
Class Y	0.81%	9.88%	5.79%	6.55%

(1)  Ending value on December 31, 2013 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Barclays Capital U.S. Corporate Index covers U.S. dollar-denominated, investment-grade, fixed rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1987 for Class X and June 5, 2000 for Class Y.

(a)  Source: Barclays Capital US Corporate Bond Index

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2013 (unaudited) continued

performing well throughout the year, those fixed income sectors with the most equity-like characteristics (such as high yield and convertibles) performed very strongly.

The primary detractor from performance was a basket of single-name credit default swap (CDS) positions that was designed to benefit if spreads widened. The average spread of the CDS positions tightened during the period, generating some modest underperformance for the Portfolio.

Looking ahead, we continue to see value in the corporate bond spreads, especially within the financial sector, where fundamentals are strong and valuations remain attractive. We have positioned the Portfolio to be slightly more defensive within the non-financial sectors as many of those companies have become increasingly shareholder-friendly by sacrificing their balance sheet to increase stock buybacks and dividends. We continue to maintain opportunistic exposures to high yield and convertible bonds — two sectors that we believe are attractively positioned for the current environment.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Global Infrastructure Portfolio

For the 12-month period ended December 31, 2013, Variable Investment Series – Global Infrastructure Portfolio Class X shares produced a total return of 17.91%, outperforming the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index"), which returned 15.89%, and underperforming the

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

	Average Annual Total Returns as of December 31, 2013
	1 Year	5 Years	10 Years	Since Inception*
Class X	17.91%	15.68%	10.72%	8.57%
Class Y	17.54%	15.39%	10.43%	4.58%

(1)  Ending value on December 31, 2013 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index was first published in July 2008; however, back-tested hypothetical performance information is available for this Index since December 31, 2002. Returns are calculated using the return data of the S&P Global BMI Index through December 31, 2002 and the return data of the Dow Jones Brookfield Global Infrastructure IndexSM for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 26 developed and 20 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1990 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2013 (unaudited) continued

S&P Global BMI Index, which returned 24.12%. For the same period, the Portfolio's Class Y shares returned 17.54%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Infrastructure shares appreciated 15.89% during the period, as measured by the Index. Among the major infrastructure sectors, the gas midstream, toll roads, gas distribution utilities, and European regulated utilities outperformed the Index, while the pipeline companies, electricity transmission and distribution, and communications sectors underperformed the Index. Among sectors with more modest benchmark weightings, the diversified and airports sectors exhibited meaningful outperformance relative to the benchmark.

For full-year 2013, the Portfolio realized meaningful outperformance from bottom-up stock selection, only partially offset by adverse top-down positioning. From a bottom-up perspective, stock selection was neutral or provided positive attribution in all sectors aside from the toll roads and diversified sectors. From a top-down perspective, the Portfolio benefited from underweights to the electricity transmission and distribution and gas distribution sectors, as well as an overweight to the airports sector, offset by relative weakness from an overweight to pipeline companies and an underweight to gas midstream and European regulated utilities. Cash held in the Portfolio detracted from relative performance.

2013 global equity performance reflected a more positive outlook toward economic growth and the belief that many economies have "turned a corner" — in particular the developed markets of the U.S. and Europe (and to a lesser extent Japan). This was partially offset by concerns over the impact of rising interest rates in the U.S. and their effect on U.S. equity valuations as well as the spillover impact for emerging market economies, currencies, and equity markets. The equity securities of infrastructure companies were not entirely immune to these broad trends in 2013, and were generally visible in the strong performance of more gross domestic product (GDP)-leveraged transportation sectors such as rails, toll roads, and airports and the weakness in more stable sectors that were viewed by the market as "bond proxies" such as electricity transmission and distribution, communications, and pipeline companies. However, on a local currency basis, favorable returns were realized within all broad regions.

Looking at individual sectors, favorable performance for the European regulated utilities sector was the result of improved clarity and a more positive outlook for transmission company regulation in Spain (in particular on the electricity side) as well as the resolution of gas network regulation in Italy, which underscored the stability of regulation in the country despite ongoing uncertainty in Italian politics and the

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2013 (unaudited) continued

potential for political interference. Ongoing merger and acquisition (M&A) interest in U.K. utility assets, in particular in the water space, also provided an uplift for the sector.

Underperformance for the electricity transmission and distribution sector was broadly attributable to concerns over valuation in the context of rising U.S. interest rates. Challenges to company returns on capital by customers and other stakeholders, as well as by adverse regulatory rulings, also had a modest negative impact on the sector.

Within the gas distribution utilities sector, the potential for midstream asset (MLP) spin-offs as well as M&A speculation favorably impacted U.S.-based gas distribution utilities in 2013. Within Chinese gas distribution, ongoing support by the central government for natural gas (as a way to de-carbonize the environment), coupled with resilient company operating results despite a slowing Chinese economy, drove favorable results.

Underperformance in pipeline companies broadly reflected a negative view on valuation in a rising interest rate environment, despite robust operating fundamentals, with company capital programs at record highs. Negative performance by a Canadian company weighed heavily on sector results, due to the general view that the northern leg of the Keystone XL pipeline will not be approved by the Obama administration.

The gas midstream sector's outperformance reflected ongoing rapid cash flow growth supported by sizable capital programs, as well as a number of spinoff and restructuring transactions, which highlighted the value of general partner economics embedded within many c-corp energy infrastructure companies.

In the communications sector, weakness in wireless tower companies reflected concerns over valuation in a rising interest rate environment, as well as concerns regarding a slowdown in lease up activity by the big four wireless carriers in the U.S.

Outperformance of the toll roads, airports, and ports sector in 2013 was largely the result of an improved outlook for traffic/container volumes associated with an improving global economy. However, it is important to note that for many of the transportation companies, in particular those in Europe, strong share price performance was associated with multiple expansion (i.e., the expectation of a recovery), as operating fundamentals and underlying cash flows still reflect little growth. For airports, despite lackluster traffic growth in general, strong retail performance and a moderation in the capital expenditures (capex) cycle helped returns.

Modest underperformance in the water sector was realized in 2013 as relatively robust performance in the U.S. was offset by negative absolute performance in Brazil, where the regulatory outlook remains uncertain over the near term and share prices suffered alongside the broader Brazilian equity market.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2013 (unaudited) continued

Given recent strong performance and a narrowing gap between our view of intrinsic, private market infrastructure value and share prices in a number of infrastructure sectors, we begin 2014 with lower expected returns for the sector. However, we believe an allocation to global listed infrastructure securities can continue to provide investors with favorable risk-adjusted absolute returns and little overlap to the broader equity markets. Furthermore, we continue to be able to invest in companies that trade at meaningful discounts to intrinsic value. Imbedded into our current view on valuation is a belief that capex programs in certain sectors, most notably energy infrastructure and the wireless tower portion of the communications sector, will begin to moderate in the medium term (from record-high, industry-wide capital spending in the tens of billions of U.S. dollars). We would also reiterate that we view rising interest rates and the impact of the Federal Reserve "taper" — commonly cited as the most significant headwind for the sector — as more of a near-term, manageable risk, given that many infrastructure companies have various methods to adjust cash flows to accommodate higher debt costs, and we do not believe share prices reflected the low in cost of capital during the past period of low interest rates.

In terms of opportunities for 2014, we would note three themes in particular: First, valuations in the fixed satellite services (FSS) portion of the communications sector look increasingly attractive (in spite of some near to medium-term operating headwinds), as do a number of companies in the energy infrastructure and utilities sectors, even though sector-wide valuations appear less compelling. Second, more opportunities may develop in the transportation-leveraged sectors, in particular in Europe, as the global economy recovers. While we maintain a more cautious view on continental Europe and a global recovery overall — and have reflected this view in our company-specific underwriting — we acknowledge that there is scope for upside as recent data points seem to indicate an upturn in economic activity in a number of regions. The third theme we're considering is that we view a number of emerging markets infrastructure companies as increasingly attractive from a valuation standpoint, as country-level macro concerns are overwhelming stable company-level operating fundamentals in a number of cases. As a reminder, the Portfolio historically has and will continue to focus on developed market infrastructure companies which manage brownfield infrastructure assets, but we may look to invest a small portion of the Portfolio in greenfield infrastructure assets in emerging markets should the return prospects be appropriate relative to the level of risk.

We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium- and long-term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2013 (unaudited) continued

owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost-effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and Net Asset Value growth prospects.

Our research currently leads us to an overweighting in the Portfolio (amongst the largest sectors) to a group of companies in the pipeline, communications, and toll road sectors, and an underweighting to companies in the gas distribution utilities, gas midstream, European regulated utilities, and electricity transmission and distribution sectors. Amongst the smaller sectors, we maintain an overweight to airports and have initiated an overweight to the water sector.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

European Equity Portfolio

For the 12-month period ended December 31, 2013, Variable Investment Series – European Equity Portfolio Class X shares produced a total return of 27.50%, outperforming the MSCI Europe Index (the "Index"), which returned 25.23%. For the same period, the Portfolio's Class Y shares returned 27.20%. Past performance is no guarantee of future results. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

	Average Annual Total Returns as of December 31, 2013
	1 Year	5 Years	10 Years	Since Inception*
Class X	27.50%	13.33%	7.05%	9.33%
Class Y	27.20%	13.05%	6.78%	2.93%

(1)  Ending value on December 31, 2013 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Morgan Stanley Capital International (MSCI) Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1991 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2013 (unaudited) continued

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

On a country level, the main contributors to relative performance were stock selection in France, Germany, Spain and the Netherlands, as well as an underweight allocation to Norway. Positive relative results were partially offset by stock selection in Belgium, which detracted from performance.

Looking at industries, our stock selection in pharmaceuticals, software and services, banks, capital goods and health care equipment added to relative gains. The Portfolio also outperformed in the insurance industry, due to an overweight allocation and stock selection, and in the food, beverage and tobacco group, where an underweight allocation and stock selection were beneficial. Additionally, the Portfolio held underweight positions in utilities and overweight positions in automobiles and components, which were favorable to relative performance. In contrast, detractors from performance included an overweight allocation and stock selection in energy along with an underweight allocation to diversified financials.

In our view, equities look attractive relative to other asset classes with respect to the prospective returns and yields they offer, particularly as inflation expectations are likely to rise. Stocks are still an under-owned asset class within institutional and private portfolios and we believe this could support asset rotation into equities over the medium term.

Over the long-term, we expect that the European economy should be a major beneficiary of a global recovery and recent macroeconomic European data are encouraging. The periphery is undergoing a severe adjustment in activity level. Additionally, the European Central Bank is still in an expansionary mode and ready to support the economy further if necessary. European governments are finally easing the austerity measures put in place in the past years, providing a boost to the domestic economies.

We believe that emerging markets exposure, asset allocation shift out of fixed income into developed equities and cheap valuations make a compelling case for European equities. Our investment approach remains the same. We continue to seek high-quality companies with high earnings visibility and predictability, stable and strong cash flow, and low levels of debt trading at attractive valuations.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2013 (unaudited) continued

Multi Cap Growth Portfolio

For the 12-month period ended December 31, 2013, Variable Investment Series – Multi Cap Growth Portfolio Class X shares produced a total return of 50.76%, outperforming the Russell 3000® Growth Index (the "Index"), which returned 34.23%. For the same period, the Portfolio's Class Y shares returned 50.37%. Past performance is no guarantee of future results. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Stock selection in the technology and consumer discretionary sectors accounted for most of the Portfolio's outperformance relative to the Index. Seven of the top 10 contributors to the overall portfolio's performance were from these two sectors. An underweight position and stock selection in consumer staples also added to relative performance.

Relative detractors from performance included stock selection in the producer durables sector. Most of the Portfolio's producer durables holdings were additive to performance but a lack of exposure to strong-performing groups such as aerospace and diversified manufacturing operations was disadvantageous. The health care sector posted a modest relative loss as well, largely due to stock selection.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

	Average Annual Total Returns as of December 31, 2013
	1 Year	5 Years	10 Years	Since Inception*
Class X	50.76%	28.16%	11.47%	11.92%
Class Y	50.37%	27.84%	11.19%	5.03%

(1)  Ending value on December 31, 2013 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 9, 1984 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2013 (unaudited) continued

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

We appreciate your ongoing support of Morgan Stanley Variable Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

John H. Gernon
President and Principal Executive Officer

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2013 (unaudited) continued

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 548-7786 or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Morgan Stanley Variable Investment Series

Expense Examples ■ December 31, 2013 (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution and services (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/13 – 12/31/13.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Variable Investment Series

Expense Examples ■ December 31, 2013 (unaudited) continued

Money Market

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/13	12/31/13	07/01/13 – 12/31/13
Class X
Actual (0.01% return)	$1,000.00	$1,000.05	$0.82
Hypothetical (5% annual return before expenses)	$1,000.00	$1,024.66	$0.83
Class Y
Actual (0.01% return)	$1,000.00	$1,000.05	$0.82
Hypothetical (5% annual return before expenses)	$1,000.00	$1,024.66	$0.83

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.16% and 0.16% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 186@@/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.65% and 0.90% for Class X and Class Y shares, respectively.

  @@  Adjusted to reflect non-business day accruals.

Limited Duration

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/13	12/31/13	07/01/13 – 12/31/13
Class X
Actual (0.94% return)	$1,000.00	$1,009.40	$4.10
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.12	$4.13
Class Y
Actual (0.80% return)	$1,000.00	$1,008.00	$5.36
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.86	$5.40

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.81% and 1.06% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Income Plus

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/13	12/31/13	07/01/13 – 12/31/13
Class X
Actual (3.70% return)	$1,000.00	$1,037.00	$3.23
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.03	$3.21
Class Y
Actual (3.62% return)	$1,000.00	$1,036.20	$4.52
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.77	$4.48

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.63% and 0.88% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Expense Examples ■ December 31, 2013 (unaudited) continued

Global Infrastructure

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/13	12/31/13	07/01/13 – 12/31/13
Class X
Actual (12.09% return)	$1,000.00	$1,120.90	$5.03
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.47	$4.79
Class Y
Actual (12.02% return)	$1,000.00	$1,120.20	$6.36
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.21	$6.06

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.94% and 1.19% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

European Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/13	12/31/13	07/01/13 – 12/31/13
Class X
Actual (22.55% return)	$1,000.00	$1,225.50	$5.61
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.16	$5.09
Class Y
Actual (22.43% return)	$1,000.00	$1,224.30	$7.01
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.90	$6.36

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.00% and 1.25% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 1.24% and 1.49% for Class X and Class Y shares, respectively.

Multi Cap Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/13	12/31/13	07/01/13 – 12/31/13
Class X
Actual (34.11% return)	$1,000.00	$1,341.10	$3.30
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.38	$2.85
Class Y
Actual (33.93% return)	$1,000.00	$1,339.30	$4.78
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.12	$4.13

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.56% and 0.81% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ December 31, 2013

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	Repurchase Agreements (42.7%)
$5,000	ABN Amro Securities LLC, (dated 12/31/13; proceeds $5,000,011; fully collateralized by various U.S. Government Agencies, 3.50% - 5.50% due 12/01/33 - 08/01/42; valued at $5,150,000)	0.04%		01/02/14	$5,000,000
10,470	BNP Paribas Securities Corp., (dated 12/31/13; proceeds $10,470,012; fully collateralized by a U.S. Government Agency, 4.00% due 11/20/43; valued at $10,734,334)	0.02		01/02/14	10,470,000
1,000	BNP Paribas Securities Corp., (dated 12/31/13; proceeds $1,000,010; fully collateralized by various Common Stocks and Preferred Stocks; valued at $1,050,014)	0.18		01/02/14	1,000,000
1,000	BNP Paribas Securities Corp., (dated 11/27/13; proceeds $1,000,681; fully collateralized by various Common Stocks and Preferred Stocks; valued at $1,050,728)	0.35		02/05/14	1,000,000
500	BNP Paribas Securities Corp., (dated 12/09/13; proceeds $500,287; fully collateralized by various Common Stocks and Preferred Stocks; valued at $525,312)	0.35		02/06/14	500,000
500	Merrill Lynch Pierce Fenner & Smith, (dated 12/10/13; proceeds $500,100; fully collateralized by a U.S. Government Agency, 6.21% due 06/05/36; valued at $510,746) (Demand 01/07/14)	0.08	(a)	03/10/14	500,000
10,000	Mizuho Securities USA, Inc., (dated 12/31/13; proceeds $10,000,011; fully collateralized by a U.S. Government Obligation, Zero Coupon due 01/23/14; valued at $10,200,000)	0.02		01/02/14	10,000,000
500	Mizuho Securities USA, Inc., (dated 12/31/13; proceeds $500,007; fully collateralized by various Common Stocks; valued at $525,013)	0.24		01/02/14	500,000
300	RBS Securities, Inc., (dated 12/31/13; proceeds $300,006; fully collateralized by a U.S. Government Obligation, 0.13% due 04/15/18; valued at $309,277)	0.33		01/02/14	300,000

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ December 31, 2013 (continued)

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
$1,000	TD Securities USA LLC, (dated 12/31/13; proceeds $1,000,003; fully collateralized by a Corporate Bond, 6.15% due 11/01/43 valued at $1,053,704)	0.06%	01/02/14	$1,000,000
1,000	Wells Fargo Securities LLC, (dated 10/25/13; proceeds $1,001,044 fully collateralized by various Corporate Bonds, 5.55% - 7.38% due 09/01/16 - 10/01/41 valued at $1,059,961)	0.40	01/27/14	1,000,000
	Total Repurchase Agreements (Cost $31,270,000)			31,270,000
	Commercial Paper (21.7%)
	Automobiles (1.2%)
900	Toyota Motor Credit Corp.	0.23 - 0.27	01/02/14 - 01/15/14	899,965
	International Banks (20.5%)
1,500	Bank of Nova Scotia	0.21 - 0.23	04/17/14 - 05/19/14	1,498,828
2,500	Caisse Des Depots Et	0.22 - 0.24	01/10/14 - 06/26/14	2,498,970
250	DBS Bank Ltd. (b)	0.22	05/05/14	249,811
1,550	Erste Abwicklungsanstalt	0.17 - 0.20	01/21/14 - 04/01/14	1,549,584
900	Mizuho Funding LLC (b)	0.23	01/15/14	899,921
1,550	Oversea Chinese Banking Corporation	0.18 - 0.21	01/03/14 - 01/06/14	1,549,972
1,000	Societe Generale North America, Inc.	0.24	01/31/14	999,800
1,500	Sumitomo Mitsui Banking Corp.	0.22	03/10/14	1,499,391
900	Sumitomo Mitsui Trust Bank, Ltd (b)	0.10	01/03/14	899,995
3,350	United Overseas Bank Ltd. (b)	0.20 - 0.27	01/06/14 - 03/24/14	3,349,144
				14,995,416
	Total Commercial Paper (Cost $15,895,381)			15,895,381
	Certificates of Deposit (10.2%)
	International Banks
750	BNP Paribas	0.32	05/01/14	750,000
1,000	Credit Suisse NY	0.23	04/01/14	1,000,000
1,000	Mizuho Bank Ltd.	0.22	01/03/14	1,000,000
500	Oversea Chinese Banking Corporation	0.23	05/08/14	500,000
1,750	Sumitomo Mitsui Banking Corp.	0.10 - 0.26	01/03/14 - 05/09/14	1,750,000
1,250	Sumitomo Mitsui Trust Bank, Ltd.	0.12	01/03/14	1,250,000
1,250	Toronto Dominion Bank	0.07 - 0.18	01/03/14 - 03/17/14	1,250,000
	Total Certificates of Deposit (Cost $7,500,000)			7,500,000

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ December 31, 2013 (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE(a)	DEMAND DATE(c)	MATURITY DATE	VALUE
	Extendible Floating Rate Notes (9.9%)
	Domestic Banks (5.4%)
$2,000	JPMorgan Chase Bank NA (Extendible Maturity Date 01/07/15)	0.32%	03/07/14	03/07/19	$2,000,000
2,000	Wells Fargo Bank NA (Extendible Maturity Date 01/15/15 - 01/20/15)	0.29 - 0.31	01/21/14 - 03/17/14	03/20/19 - 07/15/19	2,000,000
					4,000,000
	International Banks (4.5%)
1,000	Bank of Nova Scotia (Extendible Maturity Date 01/30/15)	0.30	01/30/14	01/31/19	1,000,000
1,000	Royal Bank of Canada (Extendible Maturity Date 12/31/14)	0.30	01/02/14	04/01/19	999,945
1,300	Svenska Handelsbanken AB (b) (Extendible Maturity Date 06/15/14)	0.28	01/15/14	05/13/16	1,300,000
					3,299,945
	Total Extendible Floating Rate Notes (Cost $7,299,945)				7,299,945
	Floating Rate Notes (8.9%)
	International Banks
500	ASB Finance Ltd. (b)	0.27	01/03/14	01/03/14	500,000
500	DBS Bank Ltd. (b)	0.26	03/31/14	09/30/14	499,967
750	HSBC Bank PLC	0.24	01/10/14	04/10/14	750,000
3,250	Rabobank Nederland NY	0.26 - 0.32	02/28/14 - 03/24/14	03/24/14 - 12/23/14	3,250,000
1,500	Westpac Banking Corp.	0.29	03/17/14	12/15/14	1,500,000
	Total Floating Rate Notes (Cost $6,499,967)				6,499,967
	Tax-Exempt Instruments (4.1%)
	Weekly Variable Rate Bond
3,000	Miami-Dade County, FL, Professional Sports Franchise Facilities Tax Ser 2009 E (Cost $3,000,000)	0.06	01/01/14	10/01/48	3,000,000

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ December 31, 2013 (continued)

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	U.S. Agency Security (2.7%)
$2,000	Federal Home Loan Bank (Cost $1,999,611)	0.10%	03/12/14	$1,999,611
	Total Investments (Cost $73,464,904)		100.2%	73,464,904
	Liabilities in Excess of Other Assets		(0.2)	(162,774)
	Net Assets		100.0%	$73,302,130

  (a)  Rate shown is the rate in effect at December 31, 2013.

  (b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (c)  Date of next interest rate reset.

MATURITY SCHEDULE† (unaudited)

1 - 30 Days	68.2%
31 - 60 Days	7.1
61 - 90 Days	15.6
91 - 120 Days	3.9
121 + Days	5.2
100.0%

†  As a percentage of total investments.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2013

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (63.1%)
	Basic Materials (2.3%)
$190	ArcelorMittal (Luxembourg)	9.50%	02/15/15	$207,100
85	Ecolab, Inc.	1.00	08/09/15	85,298
115	Ecolab, Inc.	3.00	12/08/16	120,571
175	Goldcorp, Inc. (Canada)	2.125	03/15/18	171,688
260	Kinross Gold Corp. (Canada)	3.625	09/01/16	263,124
125	Rio Tinto Finance USA PLC (United Kingdom)	1.375	06/17/16	127,023
				974,804
	Communications (7.6%)
145	21st Century Fox America, Inc.	5.30	12/15/14	151,447
250	Amazon.com, Inc.	1.20	11/29/17	245,006
300	AT&T, Inc.	2.375	11/27/18	300,603
375	AT&T, Inc.	2.50	08/15/15	385,164
225	Baidu, Inc. (China)	3.25	08/06/18	227,992
300	Comcast Corp.	6.50	01/15/15	318,177
220	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	4.75	10/01/14	226,587
125	Thomson Reuters Corp. (Canada)	1.30	02/23/17	124,544
175	Time Warner Cable, Inc.	6.75	07/01/18	196,444
225	Verizon Communications, Inc.	1.10	11/01/17	219,108
300	Verizon Communications, Inc.	3.65	09/14/18	317,912
225	Viacom, Inc.	2.50	09/01/18	227,062
275	Vodafone Group PLC (United Kingdom)	1.25	09/26/17	268,968
				3,209,014
	Consumer, Cyclical (3.7%)
210	CVS Caremark Corp.	2.25	12/05/18	210,182
250	Daimler Finance North America LLC (Germany) (a)	2.375	08/01/18	249,716
230	Glencore Funding LLC (a)	1.70	05/27/16	230,329
220	Home Depot, Inc.	5.40	03/01/16	241,440
240	Nissan Motor Acceptance Corp. (a)	2.65	09/26/18	240,407
250	Volkswagen International Finance N.V. (Germany) (a)	1.125	11/18/16	249,545
135	Wesfarmers Ltd. (Australia) (a)	2.983	05/18/16	140,491
				1,562,110
	Consumer, Non-Cyclical (9.7%)
265	AbbVie, Inc.	1.75	11/06/17	264,791
250	Altria Group, Inc.	4.125	09/11/15	263,920
150	Amgen, Inc.	2.50	11/15/16	155,351
165	Anheuser-Busch InBev Worldwide, Inc. (Belgium)	4.125	01/15/15	171,246
265	Bacardi Ltd. (Bermuda) (a)	7.45	04/01/14	269,440

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2013 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$200	BAT International Finance PLC (United Kingdom) (a)	1.40%	06/05/15	$201,753
265	Baxter International, Inc.	1.85	06/15/18	261,963
100	Covidien International Finance SA	1.35	05/29/15	100,769
275	Diageo Capital PLC (United Kingdom)	1.50	05/11/17	274,630
210	Experian Finance PLC (United Kingdom) (a)	2.375	06/15/17	206,996
120	General Mills, Inc.	0.875	01/29/16	119,719
350	Gilead Sciences, Inc.	3.05	12/01/16	369,814
75	Kellogg Co.	1.125	05/15/15	75,536
250	Kraft Foods Group, Inc.	2.25	06/05/17	253,351
150	Kroger Co. (The)	2.30	01/15/19	149,424
370	McKesson Corp.	3.25	03/01/16	385,810
175	PepsiCo, Inc.	0.75	03/05/15	175,492
85	UnitedHealth Group, Inc.	1.40	10/15/17	84,004
100	Ventas Realty LP	1.55	09/26/16	100,777
240	WellPoint, Inc.	1.875	01/15/18	237,544
				4,122,330
	Diversified (0.5%)
200	LVMH Moet Hennessy Louis Vuitton SA (France) (a)	1.625	06/29/17	199,419
	Energy (2.4%)
115	Enterprise Products Operating LLC	1.25	08/13/15	115,810
225	Enterprise Products Operating LLC, Series O	9.75	01/31/14	226,578
380	Marathon Petroleum Corp.	3.50	03/01/16	397,011
275	Phillips 66	1.95	03/05/15	278,912
				1,018,311
	Finance (28.9%)
265	ABB Treasury Center USA, Inc. (Switzerland) (a)	2.50	06/15/16	272,699
120	Abbey National Treasury Services PLC (United Kingdom)	3.05	08/23/18	123,437
230	ABN Amro Bank N.V. (Netherlands) (a)	2.50	10/30/18	229,618
110	Aflac, Inc.	3.45	08/15/15	114,911
175	American Express Credit Corp.	1.30	07/29/16	176,465
205	American Honda Finance Corp. (Japan) (a)	1.60	02/16/18	202,083
200	Australia & New Zealand Banking Group Ltd. (Australia)	1.45	05/15/18	193,759
325	Banco Bradesco SA (Brazil)	4.50	01/12/17	344,500
400	Bank of America Corp.	2.60	01/15/19	402,237
195	Bank of Montreal, MTN (Canada)	1.40	09/11/17	192,150
200	Berkshire Hathaway Finance Corp.	2.90	10/15/20	198,641
210	BNP Paribas SA, MTN (France)	2.70	08/20/18	214,170
250	Branch Banking & Trust Co.	1.45	10/03/16	252,509

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2013 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$110	Canadian Imperial Bank of Commerce (Canada)	1.55%	01/23/18	$107,697
300	Capital One Financial Corp.	7.375	05/23/14	307,756
405	Citigroup, Inc. (See Note 6)	4.45	01/10/17	439,250
250	Commonwealth Bank of Australia (Australia)	1.95	03/16/15	254,254
250	Commonwealth Bank of Australia (Australia)	2.50	09/20/18	252,740
115	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)	3.375	01/19/17	121,170
250	Credit Agricole SA (France) (a)	2.125	04/17/18	248,626
250	Discover Bank	2.00	02/21/18	245,783
205	DNB Bank ASA (Norway) (a)	3.20	04/03/17	214,483
635	General Electric Capital Corp.	1.625	04/02/18	628,898
325	Goldman Sachs Group, Inc. (The)	2.375	01/22/18	326,549
350	HSBC Finance Corp.	5.25	04/15/15	368,735
255	Hyundai Capital America (a)	2.125	10/02/17	253,483
200	ING Bank N.V. (Netherlands) (a)	3.75	03/07/17	210,802
125	ING US, Inc.	2.90	02/15/18	127,972
200	Intesa Sanpaolo SpA (Italy)	3.875	01/16/18	204,987
170	John Deere Capital Corp.	1.95	12/13/18	169,115
135	JPMorgan Chase & Co.	3.15	07/05/16	141,617
425	JPMorgan Chase & Co., MTN	1.875	03/20/15	430,875
200	Lloyds Bank PLC (United Kingdom)	2.30	11/27/18	199,711
275	Metropolitan Life Global Funding I (See Note 6) (a)	1.50	01/10/18	267,725
230	Mizuho Corporate Bank Ltd. (Japan) (a)	1.85	03/21/18	224,400
255	National Australia Bank Ltd. (Australia)	2.30	07/25/18	256,948
270	Nationwide Building Society (United Kingdom) (a)	4.65	02/25/15	281,344
240	Nordea Bank AB (Sweden) (a)	0.875	05/13/16	238,945
150	PACCAR Financial Corp., MTN	1.15	08/16/16	150,504
250	PNC Bank NA	0.80	01/28/16	249,542
250	Principal Financial Group, Inc.	1.85	11/15/17	247,969
320	Prudential Financial, Inc., MTN	4.75	09/17/15	341,147
200	QBE Insurance Group Ltd. (Australia) (a)	2.40	05/01/18	192,335
170	Royal Bank of Scotland Group PLC (United Kingdom)	2.55	09/18/15	173,941
40	Santander Holdings USA, Inc.	3.45	08/27/18	41,070
200	Skandinaviska Enskilda Banken AB (Sweden) (a)	1.75	03/19/18	196,123
300	Standard Chartered PLC (United Kingdom) (a)	3.85	04/27/15	312,086
200	Swedbank AB (Sweden) (a)	1.75	03/12/18	196,702
225	Toronto-Dominion Bank (The), MTN (Canada)	2.625	09/10/18	229,725
120	Wells Fargo & Co.	2.15	01/15/19	119,766
350	Westpac Banking Corp. (Australia) (a)	1.375	05/30/18	339,651
				12,231,605

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2013 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Industrials (2.5%)
$215	Eaton Corp.	1.50%		11/02/17	$210,967
200	Heathrow Funding Ltd. (United Kingdom) (a)	2.50		06/25/15	202,715
115	Ingersoll-Rand Global Holding Co., Ltd. (Bermuda) (a)	2.875		01/15/19	113,479
50	Precision Castparts Corp.	0.70		12/20/15	50,030
210	Thermo Fisher Scientific, Inc.	2.40		02/01/19	208,292
250	Waste Management, Inc.	2.60		09/01/16	258,209
					1,043,692
	Technology (2.5%)
100	Altera Corp.	2.50		11/15/18	99,267
160	Applied Materials, Inc.	2.65		06/15/16	166,217
275	EMC Corp.	1.875		06/01/18	272,162
110	Hewlett-Packard Co.	3.30		12/09/16	115,209
130	Oracle Corp.	2.375		01/15/19	131,319
300	TSMC Global Ltd. (Taiwan) (a)	1.625		04/03/18	288,041
					1,072,215
	Utilities (3.0%)
350	Enel Finance International N.V. (Italy) (a)	3.875		10/07/14	357,657
225	GDF Suez (France) (a)	1.625		10/10/17	222,928
175	Northeast Utilities	1.45		05/01/18	169,671
200	Origin Energy Finance Ltd. (Australia) (a)	3.50		10/09/18	201,207
200	PSEG Power LLC	5.50		12/01/15	216,759
110	Southern Co. (The)	2.45		09/01/18	111,792
					1,280,014
	Total Corporate Bonds (Cost $26,856,093)				26,713,514
	Asset-Backed Securities (13.5%)
200	Ally Auto Receivables Trust	0.57		08/20/15	200,104
200	Ally Master Owner Trust	2.15		01/15/16	200,120
800	American Express Credit Account Master Trust	1.417	(b)	03/15/17	806,054
	CarMax Auto Owner Trust
180		0.52		07/17/17	179,932
150		0.97		04/16/18	150,662
26		1.29		09/15/15	25,724
	Chase Issuance Trust
425		0.54		10/16/17	424,583
573		0.59		08/15/17	572,753
169	Fifth Third Auto Trust	0.88		10/16/17	169,548

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2013 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$210	Ford Credit Auto Lease Trust	0.60%		03/15/16	$210,043
375	Ford Credit Floorplan Master Owner Trust (a)	4.20		02/15/17	390,176
	GE Dealer Floorplan Master Note Trust
275		0.657	(b)	06/20/17	275,829
330		0.767	(b)	07/20/16	330,486
200	Hertz Fleet Lease Funding LP (a)	0.716	(b)	12/10/27	200,036
145	Hyundai Auto Receivables Trust	1.01		02/15/18	145,910
475	John Deere Owner Trust	0.60		03/15/17	475,360
	North Carolina State Education Assistance Authority
17		0.688	(b)	01/25/21	16,869
225		1.038	(b)	07/25/25	225,351
100	Panhandle-Plains Higher Education Authority, Inc.	1.197	(b)	07/01/24	100,158
202	Toyota Auto Receivables Owner Trust	0.89		07/17/17	203,016
235	Volvo Financial Equipment LLC (a)	0.74		03/15/17	234,887
	World Omni Automobile Lease Securitization Trust
60		0.93		11/16/15	60,170
113		1.10		12/15/16	113,657
	Total Asset-Backed Securities (Cost $5,332,275)				5,711,428
	U.S. Treasury Securities (9.3%)
	U.S. Treasury Notes
150		0.375		01/15/16	149,953
3,800		0.875		01/31/17	3,804,157
	Total U.S. Treasury Securities (Cost $3,973,240)				3,954,110
	Agency Adjustable Rate Mortgages (4.9%)
	Federal Home Loan Mortgage Corporation, Conventional Pools:
181		2.32		06/01/36	192,033
54		2.504		07/01/36	57,470
168		2.512		07/01/38	178,008
400		2.554		07/01/38	430,910
38		2.931		01/01/38	40,049
	Federal National Mortgage Association, Conventional Pools:
184		2.335		05/01/35	195,940
209		2.442		09/01/38	221,958
342		2.522		04/01/38	362,923
240		2.542		10/01/39	253,820

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2013 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Government National Mortgage Association, Various Pools:
$124		3.00%		11/20/39 - 02/20/40	$128,876
	Total Agency Adjustable Rate Mortgages (Cost $2,067,893)				2,061,987
	Collateralized Mortgage Obligations - Agency Collateral Series (2.5%)
	Federal Home Loan Mortgage Corporation
245		1.426		08/25/17	245,963
197	REMIC	7.50		09/15/29	228,497
	Federal National Mortgage Association
212		0.595		08/25/15	211,961
117		0.953		11/25/15	117,914
234		1.083		02/25/16	235,478
	Total Collateralized Mortgage Obligations - Agency Collateral Series (Cost $1,028,360)				1,039,813
	Sovereign (1.0%)
245	Korea Development Bank (The) (Korea, Republic of)	1.50		01/22/18	235,527
200	Qatar Government International Bond (Qatar) (a)	4.00		01/20/15	207,250
	Total Sovereign (Cost $453,927)				442,777
	Agency Fixed Rate Mortgages (0.5%)
	Federal National Mortgage Association, Conventional Pools:
113		6.50		01/01/32 - 11/01/33	126,742
93		7.00		08/01/29 - 06/01/32	103,046
	Total Agency Fixed Rate Mortgages (Cost $216,357)				229,788
	Commercial Mortgage-Backed Securities (0.5%)
98	Citigroup Commercial Mortgage Trust (See Note 6)	2.11		01/12/18	98,131
100	Hilton USA Trust (a)	1.169	(b)	11/05/30	100,187
	Total Commercial Mortgage-Backed Securities (Cost $200,188)				198,318
	Short-Term Investments (3.8%)
	U.S. Treasury Security (0.3%)
115	U.S. Treasury Bill (c)(d) (Cost $114,973)	0.081		04/17/14	114,989

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2013 continued

NUMBER OF SHARES (000)			VALUE
	Investment Company (3.5%)
1,469	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,468,944)		$1,468,944
	Total Short-Term Investments (Cost $1,583,918)		1,583,933
	Total Investments (Cost $41,712,251) (e)	99.1%	41,935,668
	Other Assets in Excess of Liabilities	0.9	384,344
	Net Assets	100.0%	$42,320,012

  MTN  Medium Term Note.

  REMIC  Real Estate Mortgage Investment Conduit.

  (a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2013.

  (c)  Rate shown is the yield to maturity at December 31, 2013.

  (d)  All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.

  (e)  Securities are available for collateral in connection with open futures contracts and swap agreements.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2013:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
60	Long	U.S. Treasury 2 yr. Note, Mar-14	$13,188,750	$(22,758)
26	Long	U.S. Treasury 10 yr. Note, Mar-14	3,199,219	(61,133)
14	Long	U.S. Treasury Long Bond, Mar-14	1,796,375	(30,844)
22	Short	U.S. Treasury 5 yr. Note, Mar-14	(2,624,875)	34,547
Net Unrealized Depreciation				$(80,188)

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2013 continued

CREDIT DEFAULT SWAP AGREEMENTS OPEN AT DECEMBER 31, 2013:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)	UPFRONT PAYMENTS	VALUE	CREDIT RATING OF REFERENCE OBLIGATION†
								(unaudited)
Barclays Bank Alcoa, Inc.	Buy	$130	1.00%	09/20/18	$(10,380)	$13,592	$3,212	BBB-
Barclays Bank Yum! Brands, Inc.	Buy	225	1.00	12/20/18	(1,927)	(3,905)	(5,832)	BBB
Barclays Bank Quest Diagnostics Inc.	Buy	250	1.00	12/20/18	2,788	—	2,788	BBB+
JPMorgan Chase CDX.NA.IG.20	Sell	600	1.00	06/20/18	8,799	3,314	12,113	NR
JPMorgan Chase Kohl's Corporation	Buy	250	1.00	06/20/18	(14,432)	14,208	(224)	BBB+
Morgan Stanley & Co., LLC* CDX.NA.IG.21	Sell	225	1.00	12/20/18	895	3,206	4,101	NR
Total Credit Default Swaps		$1,680			$(14,257)	$30,415	$16,158

INTEREST RATE SWAP AGREEMENTS OPEN AT DECEMBER 31, 2013:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America	$660	3 Month LIBOR	Receive	2.10%	02/05/23	$40,901
Goldman Sachs	1,050	3 Month LIBOR	Receive	2.09	02/15/23	67,269
Morgan Stanley & Co., LLC*	5,552	3 Month LIBOR	Receive	0.48	08/01/15	(16,496)
Morgan Stanley & Co., LLC*	2,350	3 Month LIBOR	Receive	2.75	11/20/23	61,927
Royal Bank of Canada	1,060	3 Month LIBOR	Receive	2.06	02/06/23	70,031
Net Unrealized Appreciation						$223,632

  LIBOR  London Interbank Offered Rate.

  NR  Not Rated.

  *  Centrally cleared swap agreement, the broker for which is Morgan Stanley & Co., LLC.

  †  Credit rating as issued by Standard & Poor's.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2013 continued

LONG TERM CREDIT ANALYSIS+ (unaudited)
AAA	15.1%
AA	27.0
A	38.1
BBB	15.7
BB	0.5
Not Rated	3.6
	100.0	%++

  +  The ratings shown are based on the Portfolio's security ratings as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Ratings Organization ("NRSRO").

  ++  Does not include open long/short futures contracts with an underlying face amount of $20,809,219 with net unrealized depreciation of $80,188. Also does not include open swap agreements with net unrealized appreciation of $209,375.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2013

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Corporate Bonds (94.1%)
		Basic Materials (5.7%)
	$333	Allegheny Technologies, Inc.	4.25%	06/01/14	$345,488
	545	ArcelorMittal (Luxembourg)	10.35	06/01/19	692,150
EUR	811	ArcelorMittal, Series MT (Luxembourg)	7.25	04/01/14	229,153
	$225	Ashland, Inc.	6.875	05/15/43	213,750
	790	BHP Billiton Finance USA Ltd. (Australia)	3.85	09/30/23	795,029
	390	Eldorado Gold Corp. (Canada) (a)	6.125	12/15/20	377,325
	940	Freeport-McMoRan Copper & Gold, Inc.	3.875	03/15/23	890,598
	390	Glencore Funding LLC (a)	4.125	05/30/23	365,157
	890	Goldcorp, Inc. (Canada)	3.70	03/15/23	797,491
	535	Incitec Pivot Ltd. (Australia) (a)	4.00	12/07/15	556,588
	580	Kinross Gold Corp. (Canada)	5.125	09/01/21	554,949
	545	Lubrizol Corp.	8.875	02/01/19	707,850
	575	Mexichem SAB de CV (Mexico) (a)	4.875	09/19/22	564,937
	470	NOVA Chemicals Corp. (a)	5.25	08/01/23	485,569
	550	Rockwood Specialties Group, Inc.	4.625	10/15/20	564,438
	341	United States Steel Corp.	4.00	05/15/14	365,723
	195	Vale Overseas Ltd. (Brazil)	6.875	11/21/36	202,362
	210	Vale Overseas Ltd. (Brazil)	6.875	11/10/39	218,279
					8,926,836
		Communications (10.4%)
	575	21st Century Fox America, Inc.	6.15	02/15/41	643,075
	200	21st Century Fox America, Inc.	6.40	12/15/35	228,056
	650	AT&T, Inc.	5.35	09/01/40	645,395
	875	AT&T, Inc.	6.30	01/15/38	970,215
	310	Cablevision Systems Corp.	7.75	04/15/18	347,200
	575	CC Holdings GS V LLC/Crown Castle GS III Corp.	3.849	04/15/23	539,291
	670	Comcast Corp.	6.40	05/15/38	776,222
	195	CSC Holdings LLC	6.75	11/15/21	211,087
	300	Deutsche Telekom International Finance BV (Germany)	8.75	06/15/30	424,290
	675	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	3.80	03/15/22	649,557
	285	ENTEL Chile SA (Chile) (a)	4.875	10/30/24	279,117
	350	MDC Partners, Inc. (Canada) (a)	6.75	04/01/20	367,937
	505	MetroPCS Wireless, Inc. (a)	6.25	04/01/21	525,831
	350	Omnicom Group, Inc.	3.625	05/01/22	339,541
	250	Priceline.com, Inc. (a)	0.35	06/15/20	286,094
	900	Qtel International Finance Ltd. (Qatar) (a)	3.25	02/21/23	808,075
	260	Qwest Corp.	6.875	09/15/33	250,900
	357	RF Micro Devices, Inc.	1.00	04/15/14	358,785
	375	Telefonaktiebolaget LM Ericsson (Sweden)	4.125	05/15/22	365,125

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2013 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$580	Telefonica Europe BV (Spain)	8.25%	09/15/30	$693,592
125	Time Warner Cable, Inc.	4.50	09/15/42	95,030
1,200	Time Warner Cable, Inc.	6.75	07/01/18	1,347,042
760	Time Warner, Inc.	7.70	05/01/32	978,460
1,085	Verizon Communications, Inc.	3.85	11/01/42	889,784
350	Verizon Communications, Inc.	5.15	09/15/23	376,514
1,675	Verizon Communications, Inc.	6.55	09/15/43	1,966,653
500	Viacom, Inc.	5.85	09/01/43	527,492
450	WPP Finance 2010 (United Kingdom)	3.625	09/07/22	434,800
				16,325,160
	Consumer, Cyclical (5.3%)
425	American Airlines Pass-Through Trust (a)	4.00	07/15/25	411,188
900	American Airlines Pass-Through Trust (a)	4.95	01/15/23	938,250
650	British Airways PLC (United Kingdom) (a)	4.625	06/20/24	664,625
715	Chrysler Group LLC/CG Co-Issuer, Inc.	8.00	06/15/19	793,650
395	Daimler Finance North America LLC (Germany)	8.50	01/18/31	575,005
425	Exide Technologies (b)(c)	8.625	02/01/18	306,000
475	General Motors Co. (a)	4.875	10/02/23	483,313
470	Glencore Funding LLC (a)	2.50	01/15/19	455,642
333	Iconix Brand Group, Inc.	2.50	06/01/16	458,916
208	International Game Technology	3.25	05/01/14	220,740
250	Lowe's Cos., Inc.	5.00	09/15/43	256,601
575	QVC, Inc.	4.375	03/15/23	538,589
875	United Airlines Pass-Through Trust	4.30	08/15/25	890,312
275	US Airways Pass-Through Trust	3.95	11/15/25	267,438
780	Wyndham Worldwide Corp.	4.25	03/01/22	762,555
265	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	7.75	08/15/20	298,788
				8,321,612
	Consumer, Non-Cyclical (7.7%)
440	ADT Corp. (The) (a)	6.25	10/15/21	462,550
765	Aetna, Inc.	2.75	11/15/22	706,044
400	Albea Beauty Holdings SA (a)	8.375	11/01/19	418,000
465	Altria Group, Inc.	5.375	01/31/44	468,667
819	Amgen, Inc.	5.15	11/15/41	818,962
340	ARAMARK Corp. (a)	5.75	03/15/20	357,000
242	Archer-Daniels-Midland Co.	0.875	02/15/14	256,369
450	BioMarin Pharmaceutical, Inc.	1.50	10/15/20	483,469
425	Boston Scientific Corp.	4.125	10/01/23	422,401
495	Boston Scientific Corp.	6.00	01/15/20	569,005
260	BRF SA (Brazil) (a)	3.95	05/22/23	225,550
350	ESAL GmbH (Brazil) (a)	6.25	02/05/23	315,875

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2013 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
	$279	Jarden Corp.	1.875%	09/15/18	$395,483
	200	JBS Investments GmbH (Brazil) (a)	7.75	10/28/20	203,000
	700	Mallinckrodt International Finance SA (a)	4.75	04/15/23	647,240
	321	PHH Corp.	4.00	09/01/14	343,671
	600	Philip Morris International, Inc.	4.50	03/20/42	562,618
	455	RR Donnelley & Sons Co.	7.875	03/15/21	507,325
	425	Salix Pharmaceuticals Ltd. (a)	6.00	01/15/21	436,687
	800	Sigma Alimentos SA de CV (Mexico) (a)	5.625	04/14/18	868,000
	280	Teva Pharmaceutical Finance Co. BV (Israel)	2.95	12/18/22	253,993
	720	Teva Pharmaceutical Finance IV BV (Israel)	3.65	11/10/21	707,384
	630	Verisk Analytics, Inc.	5.80	05/01/21	681,384
	930	WM Wrigley Jr Co. (a)	2.90	10/21/19	923,535
					12,034,212
		Energy (8.7%)
	160	Access Midstream Partners LP/ACMP Finance Corp.	4.875	05/15/23	155,200
	675	Buckeye Partners LP	4.15	07/01/23	650,295
	450	Canadian Natural Resources Ltd. (Canada)	6.25	03/15/38	505,889
	225	Canadian Oil Sands Ltd. (Canada) (a)	6.00	04/01/42	230,878
	550	Canadian Oil Sands Ltd. (Canada) (a)	7.75	05/15/19	660,122
	400	Cimarex Energy Co.	5.875	05/01/22	425,000
	125	Continental Resources, Inc.	4.50	04/15/23	126,875
	420	Continental Resources, Inc.	7.125	04/01/21	478,275
	600	DCP Midstream Operating LP	3.875	03/15/23	553,565
	510	Ecopetrol SA (Colombia)	5.875	09/18/23	539,325
	425	Energy Transfer Partners LP	3.60	02/01/23	394,314
	600	Energy Transfer Partners LP	4.90	02/01/24	610,287
EUR	200	Eni SpA, Series GALP (Italy)	0.25	11/30/15	281,468
	$850	Enterprise Products Operating LLC	5.95	02/01/41	928,930
	175	Kinder Morgan Energy Partners LP	2.65	02/01/19	173,263
	1,175	Kinder Morgan Energy Partners LP	3.50	09/01/23	1,081,033
	210	Kinder Morgan, Inc. (a)	5.625	11/15/23	204,380
	200	Lukoil International Finance BV (Russia)	2.625	06/16/15	215,400
	225	Marathon Petroleum Corp.	5.125	03/01/21	244,102
	375	Marathon Petroleum Corp.	6.50	03/01/41	428,833
	555	Murphy Oil Corp.	3.70	12/01/22	513,777
	500	Nexen Energy ULC (Canada)	6.40	05/15/37	570,978
	250	Phillips 66	4.30	04/01/22	254,493
	675	Pioneer Natural Resources Co.	3.95	07/15/22	678,775
	670	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	788,090
See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2013 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$225	Spectra Energy Capital LLC	8.00%		10/01/19	$268,328
	170	Tesoro Corp.	5.375		10/01/22	172,975
	450	Transocean, Inc.	6.375		12/15/21	506,471
	875	Weatherford International Ltd.	4.50		04/15/22	881,987
						13,523,308
		Finance (42.8%)
EUR	200	Aabar Investments PJSC (Germany)	4.00		05/27/16	326,041
	$390	ABB Treasury Center USA, Inc. (Switzerland) (a)	4.00		06/15/21	400,673
	800	ABN Amro Bank N.V. (Netherlands) (a)	2.50		10/30/18	798,672
	375	Alexandria Real Estate Equities, Inc.	3.90		06/15/23	350,113
	325	American Campus Communities Operating Partnership LP	3.75		04/15/23	302,184
	1,285	American Financial Group, Inc.	9.875		06/15/19	1,663,328
	375	American International Group, Inc.	4.875		06/01/22	403,757
	720	American International Group, Inc.	6.40		12/15/20	852,161
	350	American International Group, Inc.	8.25		08/15/18	438,678
	870	American Tower Corp.	3.50		01/31/23	794,728
	151	Ares Capital Corp. (a)	4.375		01/15/19	157,512
	825	Banco de Credito del Peru (Peru) (a)	6.125	(d)	04/24/27	827,063
	1,930	Barclays Bank PLC (United Kingdom) (a)	6.05		12/04/17	2,165,323
	800	BBVA Bancomer SA (Mexico) (a)	6.50		03/10/21	848,000
	610	Bear Stearns Cos., LLC (The)	5.55		01/22/17	680,322
	300	Billion Express Investments Ltd. (China) (e)	0.75		10/18/15	308,775
	365	BNP Paribas SA (France)	5.00		01/15/21	400,998
	75	Boston Properties LP	3.80		02/01/24	72,071
	385	Brookfield Asset Management, Inc. (Canada)	5.80		04/25/17	421,122
	936	Capital One Bank, USA NA	3.375		02/15/23	871,858
	475	CBL & Associates LP	5.25		12/01/23	475,277
	170	Citigroup, Inc. (See Note 6)	5.50		09/13/25	179,439
	170	Citigroup, Inc. (See Note 6)	6.675		09/13/43	196,288
	1,200	Citigroup, Inc. (See Note 6)	8.125		07/15/39	1,688,645
	400	Citigroup, Inc. (See Note 6)	8.50		05/22/19	513,212
	700	CNA Financial Corp.	7.35		11/15/19	850,629
	560	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)	5.75		12/01/43	595,827
	260	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands) (a)	11.00	(d)	06/30/19(f)	344,825
	825	Credit Suisse AG (Switzerland) (a)	6.50		08/08/23	879,656
	570	Credit Suisse Group AG (Switzerland) (a)	7.50	(d)	12/11/23(f)	602,946
	665	Deutsche Bank AG (Germany)	4.296	(d)	05/24/28	603,181
	800	Dexus Diversified Trust/Dexus Office Trust (Australia) (a)	5.60		03/15/21	844,450
	425	Discover Bank	7.00		04/15/20	494,910

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2013 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$715	Discover Financial Services	3.85%		11/21/22	$679,196
1,060	Ford Motor Credit Co., LLC	4.207		04/15/16	1,130,089
600	Ford Motor Credit Co., LLC	5.00		05/15/18	669,007
850	Ford Motor Credit Co., LLC	5.875		08/02/21	965,150
545	General Electric Capital Corp.	5.30		02/11/21	610,561
1,170	General Electric Capital Corp., MTN	5.875		01/14/38	1,337,282
1,650	General Electric Capital Corp., Series G	6.00		08/07/19	1,938,309
620	Genworth Financial, Inc.	7.70		06/15/20	740,098
1,170	Goldman Sachs Group, Inc. (The)	2.375		01/22/18	1,175,576
1,310	Goldman Sachs Group, Inc. (The)	3.625		01/22/23	1,270,961
900	Goldman Sachs Group, Inc. (The)	6.75		10/01/37	1,004,396
950	Goodman Funding Pty Ltd. (Australia) (a)	6.375		04/15/21	1,055,942
600	Hartford Financial Services Group, Inc.	5.50		03/30/20	675,278
1,675	HBOS PLC, Series G (United Kingdom) (a)	6.75		05/21/18	1,903,013
400	Healthcare Trust of America Holdings LP	3.70		04/15/23	369,290
300	Host Hotels & Resorts LP, Series D	3.75		10/15/23	278,713
485	HSBC Finance Corp.	6.676		01/15/21	558,079
440	HSBC Holdings PLC (United Kingdom)	4.00		03/30/22	453,045
705	HSBC Holdings PLC (United Kingdom)	6.50		05/02/36	837,731
750	ING Bank N.V. (Netherlands) (a)	5.80		09/25/23	785,654
375	ING US, Inc.	5.65	(d)	05/15/53	364,781
935	Intesa Sanpaolo SpA (Italy)	3.875		01/16/18	958,313
310	Jefferies Finance LLC/JFIN Co-Issuer Corp. (a)	7.375		04/01/20	323,950
490	JPMorgan Chase & Co.	3.20		01/25/23	465,434
1,675	JPMorgan Chase & Co.	3.375		05/01/23	1,564,170
1,745	JPMorgan Chase & Co.	4.50		01/24/22	1,848,866
550	Kilroy Realty LP	3.80		01/15/23	513,868
275	Lincoln National Corp.	7.00		06/15/40	345,701
705	Macquarie Group Ltd. (Australia) (a)	6.00		01/14/20	779,693
625	Markel Corp.	3.625		03/30/23	589,387
555	Merrill Lynch & Co., Inc.	7.75		05/14/38	718,772
3,625	Merrill Lynch & Co., Inc., MTN	6.875		04/25/18	4,290,166
600	Metlife Capital Trust IV (See Note 6) (a)	7.875		12/15/37	691,500
830	Mizuho Corporate Bank Ltd. (Japan) (a)	1.85		03/21/18	809,790
600	National Retail Properties, Inc.	3.30		04/15/23	545,794
1,315	Nationwide Building Society (United Kingdom) (a)	6.25		02/25/20	1,506,926
775	Nationwide Financial Services, Inc. (a)	5.375		03/25/21	833,421
450	Piedmont Operating Partnership LP	3.40		06/01/23	400,182
370	Platinum Underwriters Finance, Inc., Series B	7.50		06/01/17	409,138
1,035	Post Apartment Homes LP	3.375		12/01/22	955,241
350	Principal Financial Group, Inc.	1.85		11/15/17	347,156

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2013 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$425	Principal Financial Group, Inc.	8.875%		05/15/19	$543,980
925	Protective Life Corp.	7.375		10/15/19	1,129,484
675	Prudential Financial, Inc.	5.625	(d)	06/15/43	664,875
135	Prudential Financial, Inc., MTN	6.625		12/01/37	162,407
775	QBE Capital Funding III Ltd. (Australia) (a)	7.25	(d)	05/24/41	802,691
575	Realty Income Corp.	3.25		10/15/22	527,201
370	Royal Bank of Scotland Group PLC (United Kingdom)	6.00		12/19/23	373,097
280	Santander Holdings USA, Inc.	3.45		08/27/18	287,493
700	Santander US Debt SAU (Spain) (a)	3.724		01/20/15	714,132
775	Societe Generale SA (France) (a)	5.20		04/15/21	853,225
510	Standard Chartered PLC (United Kingdom) (a)	3.95		01/11/23	473,916
550	Turkiye Is Bankasi (Turkey) (a)	7.85		12/10/23	549,505
575	Weingarten Realty Investors	3.375		10/15/22	529,235
284	Wells Fargo & Co. (a)	5.606		01/15/44	296,077
					66,959,601
	Industrials (5.3%)
522	Anixter, Inc.	5.625		05/01/19	551,363
505	Bombardier, Inc. (Canada) (a)	7.75		03/15/20	575,700
1,000	Burlington Northern Santa Fe LLC	3.05		03/15/22	949,532
480	CRH America, Inc.	8.125		07/15/18	588,536
248	General Cable Corp.	5.00	(g)	11/15/29	266,135
1,060	Heathrow Funding Ltd. (United Kingdom) (a)	4.875		07/15/21	1,114,141
545	Holcim US Finance Sarl & Cie SCS (Switzerland) (a)	6.00		12/30/19	616,777
950	Koninklijke Philips N.V. (Netherlands)	3.75		03/15/22	952,179
340	L-3 Communications Corp.	4.95		02/15/21	356,154
510	MasTec, Inc.	4.875		03/15/23	483,225
460	Packaging Corp. of America	4.50		11/01/23	462,093
500	Silgan Holdings, Inc. (a)	5.50		02/01/22	497,500
460	Thermo Fisher Scientific, Inc.	4.15		02/01/24	456,559
269	Trinity Industries, Inc.	3.875		06/01/36	355,584
					8,225,478
	Technology (2.2%)
245	CACI International, Inc.	2.125		05/01/14	328,759
235	Hewlett-Packard Co.	2.60		09/15/17	238,980
495	Hewlett-Packard Co.	4.65		12/09/21	510,533
234	Intel Corp.	2.95		12/15/35	262,665
255	Lam Research Corp.	1.25		05/15/18	311,419
400	NetApp, Inc.	2.00		12/15/17	398,322
264	Nuance Communications, Inc.	2.75		11/01/31	259,215
438	Salesforce.com, Inc. (a)	0.25		04/01/18	476,599

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2013 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$325	SanDisk Corp. (a)	0.50%		10/15/20	$323,375
355	Take-Two Interactive Software, Inc.	1.75		12/01/16	411,356
					3,521,223
	Utilities (6.0%)
775	Boston Gas Co. (a)	4.487		02/15/42	735,466
530	CEZ AS (Czech Republic) (a)	4.25		04/03/22	532,091
495	CMS Energy Corp.	5.05		03/15/22	535,289
280	CMS Energy Corp.	6.25		02/01/20	324,129
750	EDP Finance BV (Portugal) (a)	4.90		10/01/19	765,000
675	Enel Finance International N.V. (Italy) (a)	5.125		10/07/19	721,565
210	Enel SpA (Italy) (a)	8.75	(d)	09/24/73	229,135
1,400	Exelon Generation Co., LLC	4.00		10/01/20	1,401,511
575	Iberdrola Finance Ireland Ltd. (Spain) (a)	5.00		09/11/19	619,416
850	Jersey Central Power & Light Co. (a)	4.70		04/01/24	843,022
325	Origin Energy Finance Ltd. (Australia) (a)	3.50		10/09/18	326,961
775	PPL WEM Holdings PLC (a)	3.90		05/01/16	810,333
590	Puget Energy, Inc.	6.50		12/15/20	672,276
870	TransAlta Corp. (Canada)	4.50		11/15/22	837,247
					9,353,441
	Total Corporate Bonds (Cost $141,683,577)				147,190,871
	Asset-Backed Securities (0.8%)
	CVS Pass-Through Trust
954		6.036		12/10/28	1,052,361
110	(a)	8.353		07/10/31	137,813
	Total Asset-Backed Securities (Cost $1,064,305)				1,190,174
NUMBER OF SHARES
	Convertible Preferred Stocks (0.3%)
	Electric Utilities
5,800	NextEra Energy, Inc. (h)				328,454
4,350	PPL Corp. (h)				230,028
	Total Convertible Preferred Stocks (Cost $566,588)				558,482

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2013 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Sovereign (0.2%)
$355	Sinopec Group Overseas Development 2012 Ltd. (China) (a)(e) (Cost $353,981)2.75%05/17/17			$363,869
	Short-Term Investments (3.5%)
	U.S. Treasury Securities (0.6%)
	U.S. Treasury Bills
25	(i)(j)	0.041	01/30/14	24,999
905	(i)(j)	0.081	04/17/14	904,911
	Total U.S. Treasury Securities (Cost $929,786)			929,910
NUMBER OF SHARES
	Investment Company (2.9%)
4,474	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $4,473,538)0.05112/31/30			4,473,538
	Total Short-Term Investments (Cost $5,403,324)			5,403,448
	Total Investments (Cost $149,071,775) (k)		98.9%	154,706,844
	Other Assets in Excess of Liabilities		1.1	1,719,684
	Net Assets		100.0%	$156,426,528

  MTN  Medium Term Note.

  PJSC  Public Joint Stock Company.

  (a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Issuer in bankruptcy.

  (c)  Non-income producing security; bond in default.

  (d)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2013.

  (e)  Security trades on the Hong Kong exchange.

  (f)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2013.

  (g)  Multi-step coupon rate changes in predetermined increments to maturity. Rate disclosed is as of December 31, 2013. Maturity date disclosed is the ultimate maturity date.

  (h)  Non-income producing security.

  (i)  Rate shown is the yield to maturity at December 31, 2013.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2013 continued

  (j)  All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.

  (k)  Securities are available for collateral in connection with an open foreign currency forward exchange contract, futures contracts and swap agreements.

FOREIGN CURRENCY FORWARD EXCHANGE CONTRACT OPEN AT DECEMBER 31, 2013:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR	DELIVERY DATE	UNREALIZED DEPRECIATION
HSBC Bank PLC	EUR	590,333	$803,436	01/09/14	$(8,683)

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2013:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
220	Long	U.S. Treasury 2 yr. Note, Mar-14	$48,358,750	$(92,720)
143	Long	U.S. Treasury Ultra Long Bond, Mar-14	19,483,750	(302,758)
6	Long	U.S. Treasury Long Bond, Mar-14	769,875	(8,063)
23	Short	U.S. Treasury 5 yr. Note, Mar-14	(2,744,187)	36,258
123	Short	U.S. Treasury 10 yr. Note, Mar-14	(15,134,766)	280,500
Net Unrealized Depreciation				$(86,783)

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2013 continued

CREDIT DEFAULT SWAP AGREEMENTS OPEN AT DECEMBER 31, 2013:

COUNTERPARTY & SWAP REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)	UPFRONT PAYMENTS	VALUE	CREDIT RATING OF REFERENCE OBLIGATION†
								(unaudited)
Barclays Bank Alcoa, Inc.	Buy	$450	1.00%	09/20/18	$(35,932)	$47,051	$11,119	BBB-
Barclays Bank Quest Diagnostics Inc.	Buy	845	1.00	12/20/18	9,424	—	9,424	BBB+
Barclays Bank Yum! Brands, Inc.	Buy	825	1.00	12/20/18	(7,068)	(14,319)	(21,387)	BBB
JPMorgan Chase CDX.NA.IG.20	Sell	1,700	1.00	06/20/18	24,932	9,390	34,322	NR
JPMorgan Chase Kohl's Corporation	Buy	950	1.00	06/20/18	(54,842)	53,992	(850)	BBB+
JPMorgan Chase CDX.NA.IG.20	Sell	385	1.00	06/20/18	3,257	4,515	7,772	NR
Morgan Stanley & Co., LLC* CDX.NA.IG.21	Sell	825	1.00	12/20/18	3,281	11,755	15,036	NR
Total Credit Default Swaps		$5,980			$(56,948)	$112,384	$55,436

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2013 continued

INTEREST RATE SWAP AGREEMENTS OPEN AT DECEMBER 31, 2013:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America	$2,000	3 Month LIBOR	Receive	2.04%	02/13/23	$136,650
Deutsche Bank	2,185	3 Month LIBOR	Receive	2.80	05/01/43	447,460
Deutsche Bank	6,510	3 Month LIBOR	Receive	3.03	05/14/43	1,070,267
Goldman Sachs	2,200	3 Month LIBOR	Receive	2.42	03/22/22	45,331
JPMorgan Chase	1,069	3 Month LIBOR	Receive	2.43	03/22/22	20,713
JPMorgan Chase	3,960	3 Month LIBOR	Receive	2.09	02/15/23	253,702
Morgan Stanley & Co., LLC*	20,566	3 Month LIBOR	Receive	0.48	08/01/15	(61,104)
Morgan Stanley & Co., LLC*	7,820	3 Month LIBOR	Receive	2.75	11/20/23	206,072
Royal Bank of Canada	2,000	3 Month LIBOR	Receive	2.06	02/06/23	132,133
Net Unrealized Appreciation						$2,251,224

  LIBOR  London Interbank Offered Rate.

  NR  Not Rated.

  †  Credit rating as issued by Standard & Poor's.

  *  Centrally cleared swap agreement, the broker for which is Morgan Stanley & Co., LLC.

Currency Abbreviations:

EUR  Euro.

LONG TERM CREDIT ANALYSIS+ (unaudited)
AA	4.2%
A	28.8
BBB	51.1
BB	8.9
B or Below	2.1
Not Rated	4.9
	100.0	%++

  +  The ratings shown are based on the Portfolio's security ratings as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Ratings Organization ("NRSRO").

  ++  Does not include open long/short futures contracts with an underlying face amount of $86,491,328 with net unrealized depreciation of $86,783. Does not include open foreign currency forward exchange contract with total unrealized depreciation of $8,683. Also does not include open swap agreements with net unrealized appreciation of $2,194,276.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ December 31, 2013

NUMBER OF SHARES		VALUE
	Common Stocks (94.2%) Australia (3.7%)
	Airports
53,018	Sydney Airport	$179,891
	Diversified
185,543	DUET Group (a)	331,343
	Oil & Gas Storage & Transportation
37,735	APA Group (a)	202,161
	Toll Roads
75,579	Macquarie Atlas Roads Group	185,583
251,610	Transurban Group (a)	1,536,692
		1,722,275
	Transmission & Distribution
159,429	Spark Infrastructure Group (a)	231,326
	Total Australia	2,666,996
	Austria (1.0%)
	Airports
8,950	Flughafen Wien AG	751,063
	Brazil (2.1%)
	Oil & Gas Storage & Transportation
18,700	CCR SA	140,849
	Water
123,100	Cia de Saneamento Basico do Estado de Sao Paulo ADR (a)	1,395,954
	Total Brazil	1,536,803
	Canada (13.5%)
	Oil & Gas Storage & Transportation
80,828	Enbridge, Inc.	3,531,398
135,990	TransCanada Corp. (a)	6,214,125
	Total Canada	9,745,523
NUMBER OF SHARES		VALUE
	China (4.1%)
	Diversified
44,000	Guangdong Investment Ltd. (b)	$43,011
	Oil & Gas Storage & Transportation
117,000	Beijing Enterprises Holdings Ltd. (b)	1,160,298
305,000	China Gas Holdings Ltd. (b)	448,397
56,000	ENN Energy Holdings Ltd. (b)	414,170
		2,022,865
	Ports
130,293	China Merchants Holdings International Co., Ltd. (b)	475,516
	Toll Roads
332,000	Jiangsu Expressway Co., Ltd., H Shares (b)	408,026
	Total China	2,949,418
	France (3.7%)
	Communications
43,871	Eutelsat Communications SA	1,367,908
40,735	SES SA	1,318,600
	Total France	2,686,508
	Germany (1.9%)
	Airports
18,385	Fraport AG Frankfurt Airport Services Worldwide	1,375,645
	Italy (6.2%)
	Oil & Gas Storage & Transportation
427,846	Snam SpA	2,393,197
	Toll Roads
54,232	Atlantia SpA (a)	1,216,839
31,775	Societa Iniziative Autostradali e Servizi SpA	315,388
		1,532,227

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ December 31, 2013 continued

NUMBER OF SHARES		VALUE
	Transmission & Distribution
106,550	Terna Rete Elettrica Nazionale SpA	$532,381
	Total Italy	4,457,805
	Japan (1.4%)
	Oil & Gas Storage & Transportation
202,000	Tokyo Gas Co., Ltd.	993,600
	Luxembourg (1.1%)
	Communications
34,650	Intelsat SA (c)	781,011
	Netherlands (1.6%)
	Oil & Gas Storage & Transportation
19,314	Koninklijke Vopak N.V.	1,129,767
	Spain (2.4%)
	Diversified
41,073	Ferrovial SA	794,730
	Toll Roads
23,386	Abertis Infraestructuras SA (a)	519,580
	Transmission & Distribution
6,300	Red Electrica Corp., SA (a)	420,345
	Total Spain	1,734,655
	Switzerland (1.3%)
	Airports
1,674	Flughafen Zuerich AG (Registered)	978,635
	United Kingdom (7.1%)
	Transmission & Distribution
282,410	National Grid PLC	3,685,135
	Water
23,400	Pennon Group PLC	255,164
29,260	Severn Trent PLC	826,125
33,130	United Utilities Group PLC	368,396
		1,449,685
	Total United Kingdom	5,134,820
NUMBER OF SHARES		VALUE
	United States (43.1%)
	Communications
37,520	American Tower Corp. REIT	$2,994,846
33,730	Crown Castle International Corp. (c)	2,476,794
18,170	SBA Communications Corp., Class A (c)	1,632,393
		7,104,033
	Diversified
87,140	CenterPoint Energy, Inc.	2,019,905
	Oil & Gas Storage & Transportation
5,840	Atmos Energy Corp.	265,253
16,600	Cheniere Energy, Inc. (c)	715,792
38,256	Enbridge Energy Management LLC (c)	1,097,182
52,870	Kinder Morgan, Inc.	1,903,320
29,660	NiSource, Inc.	975,221
33,580	ONEOK, Inc.	2,088,004
22,740	Plains GP Holdings LP, Class A (c)	608,750
5,650	SemGroup Corp., Class A	368,550
28,200	Sempra Energy	2,531,232
63,676	Spectra Energy Corp.	2,268,139
70,730	Williams Cos., Inc. (The)	2,728,056
		15,549,499
	Transmission & Distribution
21,632	ITC Holdings Corp.	2,072,778
31,618	Northeast Utilities	1,340,287
46,050	PG&E Corp.	1,854,894
		5,267,959
	Water
28,910	American Water Works Co., Inc.	1,221,737
	Total United States	31,163,133
	Total Common Stocks (Cost $49,158,736)	68,085,382

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ December 31, 2013 continued

NUMBER OF SHARES (000)		VALUE
	Short-Term Investments (18.7%) Securities held as Collateral on Loaned Securities (13.8%)
	Investment Company (11.9%)
8,604	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $8,603,629)	$8,603,629
PRINCIPAL AMOUNT (000)
	Repurchase Agreements (1.9%)
$554	Merrill Lynch & Co., Inc. (0.18%, dated 12/31/13, due 01/02/14; proceeds $553,537; fully collateralized by various Common Stocks and Exchange Traded Funds; valued at $598,143)	553,531
775	BNP Paribas Securities Corp. (0.01%, dated 12/31/13, due 01/02/14; proceeds $774,944; fully collateralized by various U.S. Government Obligations; 0.63% - 3.63% due 08/15/16 - 02/15/21; valued at $790,443)	774,944
	Total Repurchase Agreements (Cost $1,328,475)	1,328,475
	Total Securities held as Collateral on Loaned Securities (Cost $9,932,104)	9,932,104
NUMBER OF SHARES (000)		VALUE
	Investment Company (4.9%)
3,573	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class (See Note 6) (Cost $3,573,060)	$3,573,060
	Total Short-Term Investments (Cost $13,505,164)	13,505,164
Total Investments (Cost $62,663,900)	112.9%	81,590,546
Liabilities in Excess of Other Assets	(12.9)	(9,333,506)
Net Assets	100.0%	$72,257,040

  ADR  American Depositary Receipt.

  REIT  Real Estate Investment Trust.

  (a)  All or a portion of this security was on loan at December 31, 2013.

  (b)  Security trades on the Hong Kong exchange.

  (c)  Non-income producing security.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Oil & Gas Storage & Transportation	$32,177,461		44.9%
Communications	10,571,552		14.8
Transmission & Distribution	10,137,146		14.1
Toll Roads	4,182,108		5.8
Water	4,067,376		5.7
Investment Company	3,573,060		5.0
Airports	3,285,234		4.6
Diversified	3,188,989		4.4
Ports	475,516		0.7
	$71,658,442	*	100.0%

*  Does not reflect the value of securities held as collateral on loaned securities.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ December 31, 2013

NUMBER OF SHARES		VALUE
	Common Stocks (98.5%) Belgium (1.4%)
	Chemicals
16,206	Umicore SA (a)	$757,013
	Finland (1.5%)
	Machinery
18,521	Kone Oyj, Class B (a)	835,722
	France (17.8%)
	Aerospace & Defense
12,074	European Aeronautic Defense and Space Co., N.V.	927,015
	Commercial Banks
19,052	BNP Paribas SA	1,484,787
65,673	Credit Agricole SA (b)	840,672
20,508	Societe Generale SA	1,191,146
		3,516,605
	Electrical Equipment
13,531	Schneider Electric SA	1,180,165
	Hotels, Restaurants & Leisure
20,533	Accor SA	968,880
	Insurance
57,515	AXA SA	1,599,083
	Media
27,050	SES SA	875,614
	Multi-Utilities
43,857	Suez Environnement Co.	785,851
	Total France	9,853,213
	Germany (14.8%)
	Automobiles
17,570	Daimler AG (Registered)	1,520,358
4,849	Volkswagen AG (Preference)	1,361,837
		2,882,195
	Health Care Providers & Services
6,008	Fresenius SE & Co., KGaA	922,397
	Industrial Conglomerates
12,497	Siemens AG (Registered)	1,707,005
NUMBER OF SHARES		VALUE
	Insurance
4,711	Muenchener Rueckversicherungs AG (Registered)	$1,037,919
	Pharmaceuticals
11,479	Bayer AG (Registered)	1,609,959
	Total Germany	8,159,475
	Netherlands (1.9%)
	Media
48,981	Reed Elsevier N.V.	1,037,700
	Portugal (1.2%)
	Oil, Gas & Consumable Fuels
40,399	Galp Energia SGPS SA	662,198
	Spain (4.4%)
	Commercial Banks
100,276	Banco Bilbao Vizcaya Argentaria SA	1,234,373
	Information Technology Services
27,810	Amadeus IT Holding SA, Class A	1,190,022
	Total Spain	2,424,395
	Sweden (3.2%)
	Household Products
30,805	Svenska Cellulosa AB SCA, Class B	948,311
	Wireless Telecommunication Services
8,125	Millicom International Cellular SA SDR (a)	809,108
	Total Sweden	1,757,419
	Switzerland (14.0%)
	Food Products
32,633	Nestle SA (Registered)	2,388,807
	Insurance
3,953	Zurich Insurance Group AG (b)	1,145,508

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ December 31, 2013 continued

NUMBER OF SHARES		VALUE
	Pharmaceuticals
26,036	Novartis AG (Registered)	$2,078,093
7,685	Roche Holding AG (Genusschein)	2,146,855
		4,224,948
	Total Switzerland	7,759,263
	United Kingdom (38.3%)
	Aerospace & Defense
59,090	Rolls-Royce Holdings PLC (b)	1,247,589
	Commercial Banks
302,363	Barclays PLC	1,361,648
176,969	HSBC Holdings PLC	1,941,175
		3,302,823
	Household Products
15,948	Reckitt Benckiser Group PLC	1,265,788
	Insurance
65,490	Prudential PLC	1,453,205
	Media
52,269	British Sky Broadcasting Group PLC	730,523
	Metals & Mining
189,150	Glencore Xstrata PLC (b)	979,448
	Oil, Gas & Consumable Fuels
59,535	BG Group PLC	1,279,166
200,261	BP PLC	1,618,482
44,576	Royal Dutch Shell PLC, Class A	1,596,632
48,292	Tullow Oil PLC	683,736
		5,178,016
	Pharmaceuticals
58,555	GlaxoSmithKline PLC	1,562,577
	Professional Services
52,773	Experian PLC	973,518
	Tobacco
25,444	British American Tobacco PLC	1,364,298
24,207	Imperial Tobacco Group PLC	937,201
		2,301,499
NUMBER OF SHARES		VALUE
	Wireless Telecommunication Services
552,125	Vodafone Group PLC	$2,166,871
	Total United Kingdom	21,161,857
	Total Common Stocks (Cost $33,940,458)	54,408,255
NUMBER OF SHARES (000)
	Short-Term Investments (4.4%) Securities held as Collateral on Loaned Securities (3.0%)
	Investment Company (2.4%)
1,340	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,340,079)	1,340,079
PRINCIPAL AMOUNT (000)
	Repurchase Agreements (0.6%)
$271	Barclays Capital, Inc. (0.01%, dated 12/31/13, due 01/02/14; proceeds $271,475; fully collateralized by a U.S. Government Obligation; 1.00% due 03/31/17; valued at $276,905)	271,475
24	BNP Paribas Securities Corp. (0.01%, dated 12/31/13, due 01/02/14; proceeds $23,607; fully collateralized by a U.S. Government Obligation; 3.63% due 02/15/21; valued at $24,079)	23,606
	Total Repurchase Agreements (Cost $295,081)	295,081
	Total Securities held as Collateral on Loaned Securities (Cost $1,635,160)	1,635,160

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ December 31, 2013 continued

NUMBER OF SHARES (000)		VALUE
	Investment Company (1.4%)
764	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $764,120)	$764,120
	Total Short-Term Investments (Cost $2,399,280)	2,399,280
Total Investments (Cost $36,339,738)	102.9%	56,807,535
Liabilities in Excess of Other Assets	(2.9)	(1,586,517)
Net Assets	100.0%	$55,221,018

  SDR  Swedish Depositary Receipt.

  (a)  All or a portion of this security was on loan at December 31, 2013.

  (b)  Non-income producing security.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Commercial Banks	$8,053,801		14.6%
Pharmaceuticals	7,397,484		13.4
Oil, Gas & Consumable Fuels	5,840,214		10.6
Insurance	5,235,715		9.5
Wireless Telecommunication Services	2,975,979		5.4
Automobiles	2,882,195		5.2
Media	2,643,837		4.8
Food Products	2,388,807		4.3
Tobacco	2,301,499		4.2
Household Products	2,214,099		4.0
Aerospace & Defense	2,174,604		3.9
Industrial Conglomerates	1,707,005		3.1
Information Technology Services	1,190,022		2.2
Electrical Equipment	1,180,165		2.1
Metals & Mining	979,448		1.8
Professional Services	973,518		1.8
Hotels, Restaurants & Leisure	968,880		1.7
Health Care Providers & Services	922,397		1.7
Machinery	835,722		1.5
Multi-Utilities	785,851		1.4
Investment Company	764,120		1.4
Chemicals	757,013		1.4
	$55,172,375	*	100.0%

*  Does not reflect the value of securities held as collateral on loaned securities.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ December 31, 2013

NUMBER OF SHARES		VALUE
	Common Stocks (95.1%)
	Alternative Energy (0.9%)
31,794	Range Resources Corp.	$2,680,552
	Automobiles (1.8%)
35,901	Tesla Motors, Inc. (a)(b)	5,398,792
	Beverage: Soft Drinks (0.9%)
33,816	Green Mountain Coffee Roasters, Inc. (a)(b)	2,555,813
	Biotechnology (4.0%)
107,549	Illumina, Inc. (a)	11,897,070
	Chemicals: Diversified (2.3%)
58,106	Monsanto Co.	6,772,254
	Commercial Services (6.5%)
148,684	Advisory Board Co. (The) (a)	9,466,710
125,016	Corporate Executive Board Co. (The)	9,679,989
		19,146,699
	Communications Technology (2.8%)
124,439	Motorola Solutions, Inc.	8,399,633
	Computer Services, Software & Systems (24.7%)
8,246	Baidu, Inc. ADR (China) (a)	1,466,798
424,786	Facebook, Inc., Class A (a)	23,218,803
20,149	Google, Inc., Class A (a)	22,581,186
26,608	LinkedIn Corp., Class A (a)	5,769,413
16,904	Qihoo 360 Technology Co., Ltd. ADR (China) (a)	1,386,973
147,071	Salesforce.com, Inc. (a)	8,116,849
121,802	Twitter, Inc. (a)(b)	7,752,697
32,226	Workday, Inc., Class A (a)	2,679,914
		72,972,633
	Computer Technology (3.3%)
11,823	Apple, Inc.	6,634,004
71,815	Yandex N.V., Class A (Russia) (a)	3,098,817
		9,732,821
NUMBER OF SHARES		VALUE
	Consumer Lending (6.9%)
12,892	Mastercard, Inc., Class A	$10,770,750
43,789	Visa, Inc., Class A	9,750,935
		20,521,685
	Diversified Media (1.5%)
43,310	Naspers Ltd. N Shares (South Africa)	4,525,090
	Diversified Retail (13.9%)
58,408	Amazon.com, Inc. (a)	23,292,526
552,306	Groupon, Inc. (a)	6,500,642
9,764	Priceline.com, Inc. (a)	11,349,674
		41,142,842
	Financial Data & Systems (2.3%)
156,339	MSCI, Inc. (a)	6,835,141
	Foods (1.7%)
99,596	Fiesta Restaurant Group, Inc. (a)	5,202,895
	Health Care Services (3.7%)
80,752	athenahealth, Inc. (a)	10,861,144
	Insurance: Property-Casualty (1.9%)
95,186	Arch Capital Group Ltd. (a)	5,681,652
	Medical Equipment (2.8%)
21,570	Intuitive Surgical, Inc. (a)	8,284,606
	Pharmaceuticals (5.5%)
93,753	Mead Johnson Nutrition Co.	7,852,751
71,929	Valeant Pharmaceuticals International, Inc. (Canada) (a)	8,444,465
		16,297,216
	Recreational Vehicles & Boats (2.5%)
219,471	Edenred (France)	7,345,863
	Restaurants (2.2%)
84,094	Starbucks Corp.	6,592,129

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ December 31, 2013 continued

NUMBER OF SHARES		VALUE
	Semiconductors & Components (0.8%)
43,402	First Solar, Inc. (a)	$2,371,485
	Textiles Apparel & Shoes (2.2%)
34,023	Christian Dior SA (France)	6,428,724
	Total Common Stocks (Cost $143,703,987)	281,646,739
NOTIONAL AMOUNT
	Call Options Purchased (0.1%)
	Foreign Currency Options
3,207,286	USD/CNY December 2014 @ CNY 6.50	5,273
39,918,529	USD/CNY December 2014 @ CNY 6.50	66,944
45,129,097	USD/CNY December 2014 @ CNY 6.50	76,674
	Total Call Options Purchased (Cost $277,851)	148,891
NUMBER OF SHARES (000)
	Short-Term Investments (9.4%) Securities held as Collateral on Loaned Securities (4.4%)
	Investment Company (3.8%)
11,309	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $11,309,149)	11,309,149
PRINCIPAL AMOUNT (000)		VALUE
	Repurchase Agreements (0.6%)
$1,019	BNP Paribas Securities Corp. (0.01%, dated 12/31/13, due 01/02/14; proceeds $1,018,635; fully collateralized by various U.S. Government Obligations; 0.63% - 3.63% due 08/15/16 - 02/15/21; valued at $1,039,008)	$1,018,634
728	Merrill Lynch & Co., Inc. (0.18%, dated 12/31/13, due 01/02/14; proceeds $727,603; fully collateralized by various Common Stocks and Exchange Traded Funds; valued at $786,237)	727,596
	Total Repurchase Agreements (Cost $1,746,230)	1,746,230
	Total Securities held as Collateral on Loaned Securities (Cost $13,055,379)	13,055,379

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ December 31, 2013 continued

NUMBER OF SHARES (000)		VALUE
	Investment Company (5.0%)
14,680	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $14,679,670)	$14,679,670
	Total Short-Term Investments (Cost $27,735,049)	27,735,049
Total Investments (Cost $171,716,887)	104.6%	309,530,679
Liabilities in Excess of Other Assets	(4.6)	(13,706,714)
Net Assets	100.0%	$295,823,965

  ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  All or a portion of this security was on loan at December 31, 2013.

Currency Abbreviation:

  CNY  Chinese Yuan Renminbi.

  USD  United States Dollar.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$72,972,633		24.6%
Diversified Retail	41,142,842		13.9
Consumer Lending	20,521,685		6.9
Commercial Services	19,146,699		6.5
Pharmaceuticals	16,297,216		5.5
Investment Company	14,679,670		4.9
Biotechnology	11,897,070		4.0
Health Care Services	10,861,144		3.7
Computer Technology	9,732,821		3.3
Communications Technology	8,399,633		2.8
Medical Equipment	8,284,606		2.8
Recreational Vehicles & Boats	7,345,863		2.5
Financial Data & Systems	6,835,141		2.3
Chemicals: Diversified	6,772,254		2.3
Restaurants	6,592,129		2.2
Textiles Apparel & Shoes	6,428,724		2.2
Insurance: Property-Casualty	5,681,652		1.9
Automobiles	5,398,792		1.8
Foods	5,202,895		1.7
Diversified Media	4,525,090		1.5
Alternative Energy	2,680,552		0.9
Beverage: Soft Drinks	2,555,813		0.9
Semiconductors & Components	2,371,485		0.8
Other	148,891		0.1
	$296,475,300	*	100.0%

*  Does not reflect the value of securities held as collateral on loaned securities.

See Notes to Financial Statements

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Morgan Stanley Variable Investment Series

Financial Statements

Statements of Assets and Liabilities
December 31, 2013

	Money Market	Limited Duration	Income Plus
Assets:
Investments in securities, at value*	$73,464,904 (1)	$40,198,999	$149,541,806
Investment in affiliates, at value**	—	1,736,669	5,165,038
Total investments in securities, at value	73,464,904	41,935,668	154,706,844
Unrealized appreciation on open swap agreements	—	189,788	2,143,869
Cash	11,509	—	28,682	(3)
Receivable for:
Interest	7,568	239,825	1,738,820
Investments sold	—	—	—
Dividends	—	—	—
Premium paid on open swap agreements	—	31,223	114,948
Shares of beneficial interest sold	266	1,399	220
Foreign withholding taxes reclaimed	—	—	—
Variation margin on open swap agreements	—	14,296	48,379
Interest and dividends from affiliates	—	2,021	2,247
Prepaid expenses and other assets	1,216	1,323	2,843
Total Assets	73,485,463	42,415,543	158,786,852
Liabilities:
Collateral on securities loaned, at value	—	—	—
Unrealized depreciation on open swap agreements	—	26,739	97,842
Unrealized depreciation on open foreign currency forward exchange contracts	—	—	8,683
Due to broker	—	—	1,850,000
Payable for:
Investments purchased	—	—	—
Premium received on open swap agreement	—	3,905	14,319
Shares of beneficial interest redeemed	160,609	1,111	153,939
Advisory fee	—	11,011	57,315
Variation margin on open futures contracts	—	8,977	95,717
Distribution fee (Class Y)	—	7,241	18,015
Administration fee	1,480	2,973	10,980
Transfer agent fee	—	740	688
Accrued expenses and other payables	21,244	32,834	52,826
Total Liabilities	183,333	95,531	2,360,324
Net Assets	$73,302,130	$42,320,012	$156,426,528
Composition of Net Assets:
Paid-in-capital	$73,306,358	$71,316,914	$150,038,944
Net unrealized appreciation (depreciation)	—	352,604	7,734,039
Accumulated undistributed net investment income (net investment loss)	(2,581)	624,738	5,980,816
Accumulated net realized gain (loss)	(1,647)	(29,974,244)	(7,327,271)
Net Assets	$73,302,130	$42,320,012	$156,426,528
* Cost	$73,464,904	$39,969,743	$143,965,237
** Affiliated Cost	$—	$1,742,508	$5,106,538
Class X Shares:
Net Assets	$33,950,730	$9,345,541	$73,997,691
Shares Outstanding (unlimited shares authorized, $0.01 par value)	33,952,480	1,240,169	6,443,241
Net Asset Value Per Share	$1.00	$7.54	$11.48
Class Y Shares:
Net Assets	$39,351,400	$32,974,471	$82,428,837
Shares Outstanding (unlimited shares authorized, $0.01 par value)	39,353,884	4,386,527	7,200,601
Net Asset Value Per Share	$1.00	$7.52	$11.45

(1)  Including repurchase agreements of $31,270,000.

(2)  Including securities loaned at value of $10,932,402, $1,626,958, and $16,068,987, respectively.

(3)  Including foreign currency valued at $14,382, $36,783 and $51,590, respectively with a cost of $14,228, $36,810 and $51,195, respectively.

See Notes to Financial Statements

	Global Infrastructure		European Equity		Multi Cap Growth
Assets:
Investments in securities, at value*	$69,413,857	(2)	$54,703,336	(2)	$283,541,860	(2)
Investment in affiliates, at value**	12,176,689		2,104,199		25,988,819
Total investments in securities, at value	81,590,546		56,807,535		309,530,679
Unrealized appreciation on open swap agreements	—		—		—
Cash	340,323	(3)	126,071	(3)	398,993
Receivable for:
Interest	—		—		—
Investments sold	475,109		8,745		364,150
Dividends	248,471		58,032		70,452
Premium paid on open swap agreements	—		—		—
Shares of beneficial interest sold	81,800		—		—
Foreign withholding taxes reclaimed	27,857		49,432		—
Variation margin on open swap agreements	—		—		—
Interest and dividends from affiliates	84		26		526
Prepaid expenses and other assets	1,710		1,320		4,159
Total Assets	82,765,900		57,051,161		310,368,959
Liabilities:
Collateral on securities loaned, at value	10,235,644		1,709,641		13,454,372
Unrealized depreciation on open swap agreements	—		—		—
Unrealized depreciation on open foreign currency forward exchange contracts	—		—		—
Due to broker	—		—		—
Payable for:
Investments purchased	109,656		—		628,651
Premium received on open swap agreement	—		—		—
Shares of beneficial interest redeemed	92,550		66,626		212,911
Advisory fee	34,942		21,498		105,216
Variation margin on open futures contracts	—		—		—
Distribution fee (Class Y)	3,108		2,521		15,530
Administration fee	4,965		3,770		20,259
Transfer agent fee	724		331		737
Accrued expenses and other payables	27,271		25,756		107,318
Total Liabilities	10,508,860		1,830,143		14,544,994
Net Assets	$72,257,040		$55,221,018		$295,823,965
Composition of Net Assets:
Paid-in-capital	$44,189,477		$45,846,389		$123,845,369
Net unrealized appreciation (depreciation)	18,930,236		20,472,148		137,813,792
Accumulated undistributed net investment income (net investment loss)	1,430,471		1,185,519		(18,447)
Accumulated net realized gain (loss)	7,706,856		(12,283,038)		34,183,251
Net Assets	$72,257,040		$55,221,018		$295,823,965
* Cost	$50,487,211		$34,235,539		$145,728,068
** Affiliated Cost	$12,176,689		$2,104,199		$25,988,819
Class X Shares:
Net Assets	$57,745,996		$43,414,324		$223,689,257
Shares Outstanding (unlimited shares authorized, $0.01 par value)	5,993,043		2,153,908		3,686,941
Net Asset Value Per Share	$9.64		$20.16		$60.67
Class Y Shares:
Net Assets	$14,511,044		$11,806,694		$72,134,708
Shares Outstanding (unlimited shares authorized, $0.01 par value)	1,511,979		587,765		1,203,022
Net Asset Value Per Share	$9.60		$20.09		$59.96

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Operations
For the year ended December 31, 2013

	Money Market		Limited Duration	Income Plus
Net Investment Income:
Income
Interest	$162,219		$897,643	$7,321,785
Dividends†	—		—	65,999
Income from securities loaned - net	—		—	—
Interest and dividends from affiliates (Note 6)	—		14,480	100,273
Total Income	162,219		912,123	7,488,057
†Net of foreign withholding taxes	—		—	—
Expenses
Advisory fee (Note 4)	374,263		135,845	707,856
Professional fees	88,231		86,050	89,206
Administration fee (Note 4)	41,585		36,225	134,830
Custodian fees	20,345		26,332	37,519
Shareholder reports and notices	7,263		12,004	15,951
Transfer agent fees and expenses	2,954		2,713	2,800
Trustees' fees and expenses	2,768		2,258	6,325
Distribution fee (Class Y shares) (Note 5)	110,960		88,758	222,307
Other	7,549		37,520	54,642
Total Expenses	655,918		427,705	1,271,436
Less: amounts waived	(502,024	)(4)	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	—		(1,206)	(4,359)
Net Expenses	153,894		426,499	1,267,077
Net Investment Income (Loss)	8,325		485,624	6,220,980
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	181		385,409	4,618,211
Investments in affiliates (Note 6)	—		8,018	481,934
Futures contracts	—		(246,867)	(2,020,692)
Swap agreements	—		75,101	145,289
Foreign currency forward exchange contracts	—		—	(26,693)
Foreign currency translation	—		—	(1,043)
Net Realized Gain	181		221,661	3,197,006
Change in Unrealized Appreciation (Depreciation) on:
Investments	—		(812,314)	(9,932,720)
Investments in affiliates (Note 6)	—		(34,608)	(565,027)
Futures contracts	—		(69,318)	(7,080)
Swap agreements	—		240,643	2,479,264
Foreign currency forward exchange contracts	—		—	(3,711)
Foreign currency translation	—		—	100
Net Change in Unrealized Appreciation (Depreciation)	—		(675,597)	(8,029,174)
Net Gain (Loss)	181		(453,936)	(4,832,168)
Net Increase	$8,506		$31,688	$1,388,812

(4)  See Note 5.

(5)  See Note 4.
See Notes to Financial Statements

	Global Infrastructure	European Equity		Multi Cap Growth
Net Investment Income:
Income
Interest	—	—		—
Dividends†	$2,147,740	$1,673,905		$1,259,701
Income from securities loaned - net	34,588	71,265		7,109
Interest and dividends from affiliates (Note 6)	437	435		6,522
Total Income	2,182,765	1,745,605		1,273,332
†Net of foreign withholding taxes	128,366	153,215		78,806
Expenses
Advisory fee (Note 4)	412,463	457,842		1,045,896
Professional fees	90,760	80,262		98,128
Administration fee (Note 4)	57,889	42,100		199,218
Custodian fees	42,896	27,339		24,467
Shareholder reports and notices	23,858	11,505		17,639
Transfer agent fees and expenses	2,951	2,923		3,592
Trustees' fees and expenses	4,297	2,897		9,017
Distribution fee (Class Y shares) (Note 5)	35,857	29,267		148,842
Other	17,905	16,688		16,538
Total Expenses	688,876	670,823		1,563,337
Less: amounts waived	—	(115,301	)(5)	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(2,089)	(637)		(10,186)
Net Expenses	686,787	554,885		1,553,151
Net Investment Income (Loss)	1,495,978	1,190,720		(279,819)
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	7,942,834	2,379,156		35,123,396
Investments in affiliates (Note 6)	—	—		—
Futures contracts	—	—		—
Swap agreements	—	—		—
Foreign currency forward exchange contracts	—	—		—
Foreign currency translation	(685)	(1,394)		(87)
Net Realized Gain	7,942,149	2,377,762		35,123,309
Change in Unrealized Appreciation (Depreciation) on:
Investments	2,416,071	9,243,861		70,573,337
Investments in affiliates (Note 6)	—	—		—
Futures contracts	—	—		—
Swap agreements	—	—		—
Foreign currency forward exchange contracts	—	—		—
Foreign currency translation	1,500	5,351		(1,046)
Net Change in Unrealized Appreciation (Depreciation)	2,417,571	9,249,212		70,572,291
Net Gain (Loss)	10,359,720	11,626,974		105,695,600
Net Increase	$11,855,698	$12,817,694		$105,415,781

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Money Market		Limited Duration		Income Plus
	For The Year Ended December 31, 2013	For The Year Ended December 31, 2012	For The Year Ended December 31, 2013	For The Year Ended December 31, 2012	For The Year Ended December 31, 2013	For The Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$8,325	$8,026	$485,624	$712,005	$6,220,980	$7,687,080
Net realized gain (loss)	181	15	221,661	211,183	3,197,006	9,574,013
Net change in unrealized appreciation (depreciation)	—	—	(675,597)	759,378	(8,029,174)	7,799,600
Net Increase	8,506	8,041	31,688	1,682,566	1,388,812	25,060,693
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(3,879)	(4,981)	(250,020)	(347,237)	(3,915,814)	(5,085,206)
Class Y Shares	(4,439)	(5,523)	(817,023)	(1,155,973)	(4,145,124)	(5,615,046)
Net realized gain
Class X Shares	—	—	—	—	—	—
Class Y Shares	—	—	—	—	—	—
Total Dividends and Distributions	(8,318)	(10,504)	(1,067,043)	(1,503,210)	(8,060,938)	(10,700,252)
Net decrease from transactions in shares of beneficial interest	(17,530,755)	(16,444,948)	(6,008,408)	(7,593,029)	(21,246,050)	(23,839,687)
Net Increase (Decrease)	(17,530,567)	(16,447,411)	(7,043,763)	(7,413,673)	(27,918,176)	(9,479,246)
Net Assets:
Beginning of period	90,832,697	107,280,108	49,363,775	56,777,448	184,344,704	193,823,950
End of Period	$73,302,130	$90,832,697	$42,320,012	$49,363,775	$156,426,528	$184,344,704
Accumulated Undistributed Net Investment Income (Loss)	$(2,581)	$(2,481)	$624,738	$1,063,037	$5,980,816	$8,046,009

See Notes to Financial Statements

	Global Infrastructure		European Equity
	For The Year Ended December 31, 2013	For The Year Ended December 31, 2012	For The Year Ended December 31, 2013	For The Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,495,978	$1,785,078	$1,190,720	$1,789,422
Net realized gain (loss)	7,942,149	5,970,445	2,377,762	(500,688)
Net change in unrealized appreciation (depreciation)	2,417,571	4,615,322	9,249,212	7,558,222
Net Increase	11,855,698	12,370,845	12,817,694	8,846,956
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(1,522,959)	(1,393,488)	(1,199,464)	(1,129,845)
Class Y Shares	(341,515)	(317,994)	(318,348)	(291,780)
Net realized gain
Class X Shares	(4,698,319)	(5,078,266)	—	—
Class Y Shares	(1,165,346)	(1,294,994)	—	—
Total Dividends and Distributions	(7,728,139)	(8,084,742)	(1,517,812)	(1,421,625)
Net decrease from transactions in shares of beneficial interest	(4,003,822)	(5,623,624)	(7,992,151)	(8,361,702)
Net Increase (Decrease)	123,737	(1,337,521)	3,307,731	(936,371)
Net Assets:
Beginning of period	72,133,303	73,470,824	51,913,287	52,849,658
End of Period	$72,257,040	$72,133,303	$55,221,018	$51,913,287
Accumulated Undistributed Net Investment Income (Loss)	$1,430,471	$1,799,716	$1,185,519	$1,514,061

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued

	Multi Cap Growth
	For The Year Ended December 31, 2013	For The Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(279,819)	$955,324
Net realized gain	35,123,309	3,755,676
Net change in unrealized appreciation (depreciation)	70,572,291	22,331,393
Net Increase	105,415,781	27,042,393
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(803,872)	—
Class Y Shares	(149,244)	—
Net realized gain
Class X Shares	(2,596,410)	(3,819,990)
Class Y Shares	(880,535)	(1,066,481)
Total Dividends and Distributions	(4,430,061)	(4,886,471)
Net decrease from transactions in shares of beneficial interest	(15,635,322)	(34,644,616)
Net Increase (Decrease)	85,350,398	(12,488,694)
Net Assets:
Beginning of period	210,473,567	222,962,261
End of Period	$295,823,965	$210,473,567
Accumulated Undistributed Net Investment Income (Loss)	$(18,447)	$769,489

See Notes to Financial Statements

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Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Money Market		Limited Duration		Income Plus
	For The Year Ended December 31, 2013	For The Year Ended December 31, 2012	For The Year Ended December 31, 2013	For The Year Ended December 31, 2012	For The Year Ended December 31, 2013	For The Year Ended December 31, 2012
Class X Shares
Shares
Sold	7,380,723	8,138,796	43,669	39,757	64,030	158,115
Reinvestment of dividends and distributions	3,879	4,981	33,469	45,689	353,732	454,849
Redeemed	(15,701,483)	(17,306,444)	(214,752)	(357,172)	(1,222,438)	(1,526,605)
Net Decrease - Class X	(8,316,881)	(9,162,667)	(137,614)	(271,726)	(804,676)	(913,641)
Amount
Sold	$7,380,723	$8,138,796	$332,159	$308,431	$746,626	$1,835,747
Reinvestment of dividends and distributions	3,879	4,981	250,020	347,237	3,915,814	5,085,206
Redeemed	(15,701,483)	(17,306,444)	(1,641,542)	(2,761,250)	(14,284,563)	(17,784,137)
Net Decrease - Class X	$(8,316,881)	$(9,162,667)	$(1,059,363)	$(2,105,582)	$(9,622,123)	$(10,863,184)
Class Y Shares
Shares
Sold	14,392,152	10,141,795	140,151	152,869	285,191	188,882
Reinvestment of dividends and distributions	4,439	5,523	109,521	152,302	375,124	503,592
Redeemed	(23,610,465)	(17,429,599)	(899,133)	(1,016,517)	(1,640,218)	(1,792,003)
Net Decrease - Class Y	(9,213,874)	(7,282,281)	(649,461)	(711,346)	(979,903)	(1,099,529)
Amount
Sold	$14,392,152	$10,141,795	$1,069,903	$1,184,321	$3,272,780	$2,189,967
Reinvestment of dividends and distributions	4,439	5,523	817,023	1,155,973	4,145,124	5,615,046
Redeemed	(23,610,465)	(17,429,599)	(6,835,971)	(7,827,741)	(19,041,831)	(20,781,516)
Net Decrease - Class Y	$(9,213,874)	$(7,282,281)	$(4,949,045)	$(5,487,447)	$(11,623,927)	$(12,976,503)

See Notes to Financial Statements

	Global Infrastructure		European Equity
	For The Year Ended December 31, 2013	For The Year Ended December 31, 2012	For The Year Ended December 31, 2013	For The Year Ended December 31, 2012
Class X Shares
Shares
Sold	84,019	30,394	29,245	13,569
Reinvestment of dividends and distributions	723,404	780,670	72,916	79,622
Redeemed	(1,084,608)	(1,303,365)	(408,264)	(536,124)
Net Decrease - Class X	(277,185)	(492,301)	(306,103)	(442,933)
Amount
Sold	$803,958	$269,633	$532,041	$209,416
Reinvestment of dividends and distributions	6,221,278	6,471,754	1,199,464	1,129,845
Redeemed	(10,220,254)	(11,564,117)	(7,259,851)	(8,130,383)
Net Decrease - Class X	$(3,195,018)	$(4,822,730)	$(5,528,346)	$(6,791,122)
Class Y Shares
Shares
Sold	38,713	46,975	5,705	1,462
Reinvestment of dividends and distributions	175,830	195,041	19,400	20,606
Redeemed	(286,683)	(322,481)	(161,337)	(124,257)
Net Decrease - Class Y	(72,140)	(80,465)	(136,232)	(102,189)
Amount
Sold	$367,372	$415,592	$99,702	$21,281
Reinvestment of dividends and distributions	1,506,861	1,612,988	318,348	291,780
Redeemed	(2,683,037)	(2,829,474)	(2,881,855)	(1,883,641)
Net Decrease - Class Y	$(808,804)	$(800,894)	$(2,463,805)	$(1,570,580)

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Multi Cap Growth
	For The Year Ended December 31, 2013	For The Year Ended December 31, 2012
Class X Shares
Shares
Sold	22,511	15,963
Issued due to a tax-free reorganization	249,276	—
Reinvestment of dividends and distributions	75,161	95,285
Redeemed	(681,103)	(734,540)
Net Decrease - Class X	(334,155)	(623,292)
Amount
Sold	$1,091,891	$651,185
Issued due to a tax-free reorganization	10,973,148	—
Reinvestment of dividends and distributions	3,400,282	3,819,990
Redeemed	(33,184,994)	(30,117,363)
Net Decrease - Class X	$(17,719,673)	$(25,646,188)
Class Y Shares
Shares
Sold	2,273	20,602
Issued due to a tax-free reorganization	360,951	—
Reinvestment of dividends and distributions	23,002	26,864
Redeemed	(306,356)	(266,996)
Net Increase (Decrease) - Class Y	79,870	(219,530)
Amount
Sold	$119,830	$812,587
Issued due to a tax-free reorganization	15,701,356	—
Reinvestment of dividends and distributions	1,029,779	1,066,481
Redeemed	(14,766,614)	(10,877,496)
Net Increase (Decrease) - Class Y	$2,084,351	$(8,998,428)

See Notes to Financial Statements

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2013

1. Organization and Accounting Policies

Morgan Stanley Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer.

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of six Portfolios ("Portfolios") which commenced operations as follows:

PORTFOLIO	COMMENCEMENT OF OPERATIONS	PORTFOLIO	COMMENCEMENT OF OPERATIONS
Money Market	March 9, 1984	Global Infrastructure	March 1, 1990
Limited Duration	May 4, 1999	European Equity	March 1, 1991
Income Plus	March 1, 1987	Multi Cap Growth	March 9, 1984

On June 5, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The investment objectives of each Portfolio are as follows:

PORTFOLIO	INVESTMENT OBJECTIVE
Money Market	Seeks high current income, preservation of capital and liquidity.
Limited Duration	Seeks to provide a high level of current income, consistent with the preservation of capital.
Income Plus	Seeks, as its primary objective, to provide a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective.
Global Infrastructure	Seeks both capital appreciation and current income.
European Equity	Seeks to maximize the capital appreciation of its investments.
Multi Cap Growth	Seeks, as its primary objective, growth of capital and, as a secondary objective, income, but only when consistent with its primary objective.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Money Market: Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2013 continued

value at a constant rate until maturity. All remaining Portfolios: (1) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange ("NYSE"); (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) swaps are marked-to-market daily based upon quotations from market makers; (6) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and asked prices. Unlisted options are valued by an outside pricing service approved by Fund's Board of Trustees (the "Trustees") or quotes from a broker or dealer; (7) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited or Morgan Stanley Investment Management Company (each, a "Sub-Adviser"), each a wholly owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (8) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; (9) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2013 continued

of each business day; and (10) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily as earned except where collection is not expected. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2013 continued

C. Repurchase Agreements — The Fund invests directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

PORTFOLIO	GROSS ASSET AMOUNT PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL RECEIVED		NET AMOUNT (NOT LESS THAN 0)
Money Market	$31,270,000	—	$(31,270,000	)(1)	$0

(1)  The actual collateral received is greater than the amount shown here due to overcollateralization.

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation and Foreign Investments — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of  such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2013 continued

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statements of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statements of Operations.

F. Securities Lending — Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent.

A Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

PORTFOLIO	GROSS ASSET AMOUNT PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES		FINANCIAL INSTRUMENT	COLLATERAL RECEIVED		NET AMOUNT (NOT LESS THAN 0)
Global Infrastructure	$10,932,402	(1)	$—	$(10,932,402	)(2)(3)	$0
European Equity	1,626,958	(1)	—	(1,626,958	)(3)(4)	0
Multi Cap Growth	16,068,987	(1)	—	(16,058,204	)(5)(6)	10,783

(1)  Represents market value of loaned securities at period end.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2013 continued

(2)  The Portfolio received cash collateral of $10,235,644, of which $9,932,104 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2013 there was uninvested cash of $303,540, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of $1,213,296 in the form of U.S. government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(3)  The actual collateral received is greater than the amount shown here due to overcollateralization.

(4)  The Portfolio received cash collateral of $1,709,641, of which $1,635,160 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2013 there was uninvested cash of $74,481, which is not reflected in the Portfolio of Investments.

(5)  The Portfolio received cash collateral of $13,454,372, of which $13,055,379 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2013 there was uninvested cash of $398,993, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of $2,603,832 in the form of U.S. government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(6)  The collateral received was marked to market on a daily basis. The Portfolio's collateral coverage was below 100% at December 31, 2013. This was adjusted on the next business day.

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually (except for Money Market which declares and pays daily). Net realized capital gains, if any, are distributed at least annually.

H. Expenses — Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

I. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

J. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the

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assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value each Portfolio's investments as of December 31, 2013.

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market
Assets:
Repurchase Agreements	$—	$31,270,000	$—	$31,270,000
Commercial Paper	—	15,895,381	—	15,895,381
Certificates of Deposit	—	7,500,000	—	7,500,000
Extendible Floating Rate Notes	—	7,299,945	—	7,299,945
Floating Rate Notes	—	6,499,967	—	6,499,967

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Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Tax-Exempt Instruments —
Weekly Variable Rate Bond	$—	$3,000,000	$—	$3,000,000
U.S. Agency Security	—	1,999,611	—	1,999,611
Total Assets	$—	$73,464,904	$—	$73,464,904
Limited Duration
Assets:
Fixed Income Securities
Corporate Bonds	$—	$26,713,514	$—	$26,713,514
Asset-Backed Securities	—	5,711,428	—	5,711,428
U.S. Treasury Securities	—	3,954,110	—	3,954,110
Agency Adjustable Rate Mortgages	—	2,061,987	—	2,061,987
Collateralized Mortgage Obligations — Agency Collateral Series	—	1,039,813	—	1,039,813
Sovereign	—	442,777	—	442,777
Agency Fixed Rate Mortgages	—	229,788	—	229,788
Commercial Mortgage-Backed Securities	—	198,318	—	198,318
Total Fixed Income Securities	—	40,351,735	—	40,351,735
Short-Term Investments
U.S. Treasury Security	—	114,989	—	114,989
Investment Company	1,468,944	—	—	1,468,944
Total Short-Term Investments	1,468,944	114,989	—	1,583,933
Futures Contracts	34,547	—	—	34,547
Credit Default Swap Agreements	—	12,482	—	12,482
Interest Rate Swap Agreements	—	240,128	—	240,128
Total Assets	1,503,491	40,719,334	—	42,222,825
Liabilities:
Futures Contracts	(114,735)	—	—	(114,735)
Credit Default Swap Agreements	—	(26,739)	—	(26,739)
Interest Rate Swap Agreements	—	(16,496)	—	(16,496)
Total Liabilities	(114,735)	(43,235)	—	(157,970)
Total	$1,388,756	$40,676,099	$—	$42,064,855

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Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Income Plus
Assets:
Fixed Income Securities
Corporate Bonds	$—	$147,190,871	$—	$147,190,871
Asset-Backed Securities	—	1,190,174	—	1,190,174
Sovereign	—	363,869	—	363,869
Total Fixed Income Securities	—	148,744,914	—	148,744,914
Convertible Preferred Stocks	558,482	—	—	558,482
Short-Term Investments
U.S. Treasury Securities	—	929,910	—	929,910
Investment Company	4,473,538	—	—	4,473,538
Total Short-Term Investments	4,473,538	929,910	—	5,403,448
Futures Contracts	316,758	—	—	316,758
Credit Default Swap Agreements	—	40,894	—	40,894
Interest Rate Swap Agreements	—	2,312,328	—	2,312,328
Total Assets	5,348,778	152,028,046	—	157,376,824
Liabilities:
Foreign Currency Forward Exchange Contract	—	(8,683)	—	(8,683)
Futures Contracts	(403,541)	—	—	(403,541)
Credit Default Swap Agreements	—	(97,842)	—	(97,842)
Interest Rate Swap Agreements	—	(61,104)	—	(61,104)
Total Liabilities	(403,541)	(167,629)	—	(571,170)
Total	$4,945,237	$151,860,417	$—	$156,805,654
Global Infrastructure
Assets:
Common Stocks
Airports	$3,285,234	$—	$—	$3,285,234
Communications	10,571,552	—	—	10,571,552
Diversified	3,188,989	—	—	3,188,989
Oil & Gas Storage & Transportation	32,177,461	—	—	32,177,461
Ports	475,516	—	—	475,516
Toll Roads	4,182,108	—	—	4,182,108
Transmission & Distribution	10,137,146	—	—	10,137,146
Water	4,067,376	—	—	4,067,376
Total Common Stocks	68,085,382	—	—	68,085,382

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Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Short-Term Investments
Investment Company	$12,176,689	$—	$—	$12,176,689
Repurchase Agreements	—	1,328,475	—	1,328,475
Total Short-Term Investments	12,176,689	1,328,475	—	13,505,164
Total Assets	$80,262,071	$1,328,475	$—	$81,590,546
European Equity
Assets:
Common Stocks
Aerospace & Defense	$2,174,604	$—	$—	$2,174,604
Automobiles	2,882,195	—	—	2,882,195
Chemicals	757,013	—	—	757,013
Commercial Banks	8,053,801	—	—	8,053,801
Electrical Equipment	1,180,165	—	—	1,180,165
Food Products	2,388,807	—	—	2,388,807
Health Care Providers & Services	922,397	—	—	922,397
Hotels, Restaurants & Leisure	968,880	—	—	968,880
Household Products	2,214,099	—	—	2,214,099
Industrial Conglomerates	1,707,005	—	—	1,707,005
Information Technology Services	1,190,022	—	—	1,190,022
Insurance	5,235,715	—	—	5,235,715
Machinery	835,722	—	—	835,722
Media	2,643,837	—	—	2,643,837
Metals & Mining	979,448	—	—	979,448
Multi-Utilities	785,851	—	—	785,851
Oil, Gas & Consumable Fuels	5,840,214	—	—	5,840,214
Pharmaceuticals	7,397,484	—	—	7,397,484
Professional Services	973,518	—	—	973,518
Tobacco	2,301,499	—	—	2,301,499
Wireless Telecommunication Services	2,975,979	—	—	2,975,979
Total Common Stocks	54,408,255	—	—	54,408,255
Short-Term Investments
Investment Company	2,104,199	—	—	2,104,199
Repurchase Agreements	—	295,081	—	295,081
Total Short-Term Investments	2,104,199	295,081	—	2,399,280
Total Assets	$56,512,454	$295,081	$—	$56,807,535

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Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Multi Cap Growth
Assets:
Common Stocks
Alternative Energy	$2,680,552	$—	$—	$2,680,552
Automobiles	5,398,792	—	—	5,398,792
Beverage: Soft Drinks	2,555,813	—	—	2,555,813
Biotechnology	11,897,070	—	—	11,897,070
Chemicals: Diversified	6,772,254	—	—	6,772,254
Commercial Services	19,146,699	—	—	19,146,699
Communications Technology	8,399,633	—	—	8,399,633
Computer Services, Software & Systems	72,972,633	—	—	72,972,633
Computer Technology	9,732,821	—	—	9,732,821
Consumer Lending	20,521,685	—	—	20,521,685
Diversified Media	4,525,090	—	—	4,525,090
Diversified Retail	41,142,842	—	—	41,142,842
Financial Data & Systems	6,835,141	—	—	6,835,141
Foods	5,202,895	—	—	5,202,895
Health Care Services	10,861,144	—	—	10,861,144
Insurance: Property-Casualty	5,681,652	—	—	5,681,652
Medical Equipment	8,284,606	—	—	8,284,606
Pharmaceuticals	16,297,216	—	—	16,297,216
Recreational Vehicles & Boats	7,345,863	—	—	7,345,863
Restaurants	6,592,129	—	—	6,592,129
Semiconductors & Components	2,371,485	—	—	2,371,485
Textiles Apparel & Shoes	6,428,724	—	—	6,428,724
Total Common Stocks	281,646,739	—	—	281,646,739
Call Options Purchased	—	148,891	—	148,891
Short-Term Investments
Investment Company	25,988,819	—	—	25,988,819
Repurchase Agreements	—	1,746,230	—	1,746,230
Total Short-Term Investments	25,988,819	1,746,230	—	27,735,049
Total Assets	$307,635,558	$1,895,121	$—	$309,530,679

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the

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period. As of December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification. As of December 31, 2013, securities transferred from Level 2 to Level 1. The values of the transfers were as follows:

GLOBAL INFRASTRUCUTRE	EUROPEAN EQUITY	MULTI CAP GROWTH
$23,158,003	$49,196,436	$7,345,863

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Multi Cap Growth
Convertible Preferred Stocks
Beginning Balance	$1,612,263
Purchases	177,270
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate action	(374,409)
Change in unrealized appreciation/depreciation	227,961
Realized gains (losses)	(1,643,085)
Ending Balance	$—
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2013	$—

3. Derivatives

Certain Portfolios may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and

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risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of a Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolios to be more volatile than if the Portfolios had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolios used during the period and their associated risks:

Options In respect to options, certain Portfolios are subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such as a security, currency or index, at an agreed upon price typically in exchange for a premium paid by a Portfolio. A Portfolio may purchase put and call options. Purchasing call options tends to increase a Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease a Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, a Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, a Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" on the Statements of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If a Portfolio sells an option, it sells to another party the right to buy from or sell to a Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by a Portfolio. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market. A decision as to whether, when and how to use

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options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Foreign Currency Forward Exchange Contracts In connection with its investments in foreign securities, certain Portfolios entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, certain Portfolios may use cross currency hedging or proxy hedging with respect to currencies in which a Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which a Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such currency contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the term of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by a Portfolio as unrealized gain or loss. A Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived

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futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed a Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom a Portfolio has open positions in the futures contract.

Swaps A Portfolio may enter into over-the-counter ("OTC") swap contracts or centrally cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Centrally cleared swap transactions help reduce counterparty credit risk. In a centrally cleared swap, a Portfolio's ultimate counterparty is a clearing house rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and centrally cleared swaps could result in losses if interest rates, foreign currency exchange rates or credit quality changes are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected.

A Portfolio enters into credit default, interest rate and other forms of swap agreements to manage exposure to credit and interest rate risks.

A Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as credit default swaps. A Portfolio may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, a Portfolio would pay to the counterparty the periodic stream of payments. If no default occurs, a Portfolio would receive no benefit from the contract. As the seller in a credit default swap, a Portfolio would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. The use of credit default swaps could result in losses to a Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation. During the period these swap agreements are open, payments

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are received from or made to the clearing-house or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain OTC swap agreements. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When a Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statements of Assets and Liabilities.

Upfront payments received or paid by a Portfolio will be reflected as an asset or liability in the Statements of Assets and Liabilities.

FASB ASC 815, Derivatives and Hedging: Overall ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why a Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on a Portfolio's financial position and results of operations.

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The following table sets forth the fair value of each Portfolio's derivative contracts by primary risk exposure as of December 31, 2013.

PORTFOLIO	PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Limited Duration	Interest Rate Risk	Variation margin on open futures contracts	$34,547	†	Variation margin on open futures contracts	$(114,735)†
		Variation margin on open swap agreements	61,927	†	Variation margin on open swap agreements	(16,496)†
		Unrealized appreciation on open swap agreements	178,201		Unrealized depreciation on open swap agreements	—
	Credit Risk	Variation margin on open swap agreements	895	†	Variation margin on open swap agreements	—
		Unrealized appreciation on open swap agreements	11,587		Unrealized depreciation on open swap agreements	(26,739)
			$287,157			$(157,970)
Income Plus	Interest Rate Risk	Variation margin on open futures contracts	$316,758	†	Variation margin on open futures contracts	$(403,541)†
		Variation margin on open swap agreements	206,072	†	Variation margin on open swap agreements	(61,104)†
		Unrealized appreciation on open swap agreements	2,106,256		Unrealized depreciation on open swap agreements	—
	Credit Risk	Variation margin on open swap agreements	3,281	†	Variation margin on open swap agreements	—
		Unrealized appreciation on open swap agreements	37,613		Unrealized depreciation on open swap agreements	(97,842)
	Foreign Currency Risk	Unrealized appreciation on open foreign currency forward exchange contracts	—		Unrealized depreciation on open foreign currency forward exchange contracts	(8,683)
			$2,669,980			$(571,170)
Multi Cap Growth	Foreign Currency Risk	Investments, at Value (Options Purchased)	$148,891		Investments, at Value (Options Purchased)	$—

†  Includes cumulative appreciation/depreciation as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statements of Assets and Liabilities.

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The following tables set forth by primary risk exposure of each Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2013 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	OPTIONS PURCHASED††	FOREIGN CURRENCY FORWARD EXCHANGE	SWAPS
Limited Duration	Interest Rate Risk	$(246,867)	$—	$—	$92,832
	Credit Risk	—	—	—	(17,731)
	Total	$(246,867)	$—	$—	$75,101
Income Plus	Interest Rate Risk	$(2,020,692)	$—	$—	$155,575
	Credit Risk	—	—	—	(10,286)
	Foreign Currency Risk	—	—	(26,693)	—
	Total	$(2,020,692)	$—	$(26,693)	$145,289

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	OPTIONS PURCHASED††	FOREIGN CURRENCY FORWARD EXCHANGE	SWAPS
Limited Duration	Interest Rate Risk	$(69,318)	$—	$—	$254,900
	Credit Risk	—	—	—	(14,257)
	Total	$(69,318)	$—	$—	$240,643
Income Plus	Interest Rate Risk	$(7,080)	$—	$—	$2,602,559
	Credit Risk	—	—	—	(123,295)
	Foreign Currency Risk	—	—	(3,711)	—
	Total	$(7,080)	$—	$(3,711)	$2,479,264
Multi Cap Growth	Foreign Currency Risk	$—	$(128,960)	$—	$—

††  Amounts are included in Investments in the Statements of Operations.

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Notes to Financial Statements ■ December 31, 2013 continued

At December 31, 2013, each Portfolio's derivative assets and liabilities, are as follows:

GROSS AMOUNTS OF ASSETS AND LIABILITIES PRESENTED
IN THE STATEMENTS OF ASSETS AND LIABILITIES

PORTFOLIO	DERIVATIVES(a)	ASSETS(b)	LIABILITIES(b)
Limited Duration	Swap Agreements	$189,788	$(26,739)
Income Plus	Foreign Currency Forward Exchange Contracts	$—	$(8,683)
	Swap Agreements	2,143,869	(97,842)
	Total	$2,143,869	$(106,525)
Multi Cap Growth	Options Purchased	$148,891	$—

(a)  Excludes exchange traded derivatives.

(b)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

The following tables present derivatives financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

PORTFOLIO	COUNTERPARTY	GROSS ASSET DERIVATIVES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL RECEIVED	NET AMOUNT (NOT LESS THAN 0)
Limited Duration	Bank of America	$40,901	$—	$—	$40,901
	Barclays Bank	2,788	(2,788)	—	0
	Goldman Sachs	67,269	—	—	67,269
	JPMorgan Chase	8,799	(8,799)	—	0
	Royal Bank of Canada	70,031	—	—	70,031
	Total	$189,788	$(11,587)	$—	$178,201
Income Plus	Bank of America	$136,650	$—	$—	$136,650
	Barclays Bank	9,424	(9,424)	—	0
	Deutsche Bank	1,517,727	—	(1,440,000)	77,727
	Goldman Sachs	45,331	—	—	45,331
	JPMorgan Chase	302,604	(54,842)	(247,762)*	0
	Royal Bank of Canada	132,133	—	(110,000)	22,133
	Total	$2,143,869	$(64,266)	$(1,797,762)	$281,841
Multi Cap Growth	Royal Bank of Scotland	$148,891	$—	$—	$148,891

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2013 continued

GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

PORTFOLIO	COUNTERPARTY	GROSS LIABILITIES DERIVATIVES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL PLEDGED	NET AMOUNT (NOT LESS THAN 0)
Limited Duration	Barclays Bank	$12,307	$(2,788)	$—	$9,519
	JPMorgan Chase	14,432	(8,799)	—	5,633
	Total	$26,739	$(11,587)	$—	$15,152
Income Plus	Barclays Bank	$43,000	$(9,424)	$—	$33,576
	HSBC Bank PLC	8,683	—	—	8,683
	JPMorgan Chase	54,842	(54,842)	—	0
	Total	$106,525	$(64,266)	$—	$42,259

*  In some instances the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

For the year ended December 31, 2013, the average monthly amount outstanding for each derivative type is as follows:

Limited Duration:
Futures Contracts:
Average monthly original value	$15,311,916
Swap Agreements:
Average monthly notional amount	$10,001,833
Income Plus:
Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$1,528,832
Futures Contracts:
Average monthly original value	$99,622,363
Swap Agreements:
Average monthly notional amount	$42,537,083
Multi Cap Growth:
Options Purchased:
Average monthly notional amount	7,354,576

4. Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Adviser and Sub-Advisers, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolio's net assets determined at the close of each business day.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2013 continued

Money Market — 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; and 0.275% to the portion of the daily net assets in excess of $1.5 billion. For the year ended December 31, 2013, the advisory fee rate (net of waivers) was equivalent to an annual effective rate of 0.00% of the Portfolio's daily net assets.

Limited Duration — 0.30%.

Income Plus — 0.42% to the portion of the daily net assets not exceeding $500 million; 0.35% to the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion; and 0.22% to the portion of the daily net assets in excess of $1.25 billion. For the year ended December 31, 2013, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.42% of the Portfolio's daily net assets.

Global Infrastructure — 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% to the portion of the daily net assets in excess of $5 billion. For the year ended December 31, 2013, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.57% of the Portfolio's daily net assets.

European Equity — 0.87% to the portion of the daily net assets not exceeding $500 million; 0.82% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.745% to the portion of the daily net assets in excess of $3 billion. For the year ended December 31, 2013, the advisory fee rate (net of waivers/rebate/reimbursement) was equivalent to an annual effective rate of 0.65% of the Portfolio's daily net assets.

Multi Cap Growth — 0.42% to the portion of the daily net assets not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.37% to the portion of the daily net assets in excess of $2 billion. For the year ended December 31, 2013, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.42% of the Portfolio's daily net assets.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2013 continued

Under the Sub-Advisory Agreement between the Adviser and the Sub-Advisers, the Sub-Advisers provide Global Infrastructure Portfolio and European Equity Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from each Portfolio.

The Adviser and Morgan Stanley Services Company Inc. (the "Administrator"), have agreed to reduce its advisory fee, its administration fee and/or reimburse European Equity Portfolio so that total annual Portfolio operating expenses, excluding certain investment related expenses, 12b-1 fees, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended December 31, 2013, $115,301 of advisory fees were waived and/or reimbursed pursuant to this arrangement.

Pursuant to the Reorganization (defined herein), the Adviser and Administrator have agreed to reduce its advisory fee, its administration fee and/or reimburse Multi Cap Growth Portfolio so that total Portfolio operating expenses, excluding certain investment related expenses, 12b-1 fees, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.57% . The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Pursuant to an Administration Agreement with the Administrator, an affiliate of the Adviser and Sub-Advisers, each Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% (Money Market Portfolio's rate is 0.05%) to the Portfolio's daily net assets.

Under a Sub-Administration agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from each Portfolio.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser, Administrator and Sub-Advisers. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2013 continued

The Distributor, Adviser and Administrator have agreed to waive/reimburse all or a portion of the Money Market Portfolio's distribution fee, advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Money Market Portfolio on a daily basis. For the year ended December 31, 2013, the Distributor waived $110,960, the Adviser waived $371,153 and the Administrator waived $18,070. For the year ended December 31, 2013, the Adviser waived additional fees and/or reimbursed expenses to the extent the Portfolio's total expenses exceeded total income on a daily basis in the amount of $1,841. These fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when it deems such action is appropriate.

6. Security Transactions and Transactions with Affiliates

For the year ended December 31, 2013, purchases and sales of investment securities, excluding short-term investments, were as follows:

	U.S. GOVERNMENT SECURITIES		OTHER
PORTFOLIO	PURCHASES	SALES	PURCHASES	SALES
Limited Duration	$7,326,720	$10,602,492	$16,194,208	$19,507,131
Income Plus	—	1,341	90,515,174	111,841,933
Global Infrastructure	—	—	17,308,330	30,353,485
European Equity	—	—	4,955,268	13,650,382
Multi Cap Growth	—	—	81,243,867	137,325,011

Each Portfolio (except Money Market) invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administrative fees paid by the Fund due to its investment in the Liquidity Funds.

A summary of each Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2013 is as follows:

PORTFOLIO	VALUE DECEMBER 31, 2012	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE DECEMBER 31, 2013
Limited Duration	$1,439,331	$21,913,329	$21,883,716	$795	$1,468,944
Income Plus	6,041,017	81,397,382	82,964,861	3,167	4,473,538
Global Infrastructure	1,300,782	25,252,157	14,376,250	437	12,176,689
European Equity	961,419	12,124,646	10,981,866	435	2,104,199
Multi Cap Growth	4,451,243	109,040,983	87,503,407	6,522	25,988,819

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2013 continued

In addition, the table also identifies the income distributions earned, if any, by each Portfolio for that Portfolio's investment in the Liquidity Funds.

Income distributions are included in "Interest and dividends from affiliates" in the Statements of Operations.

PORTFOLIO	ADVISORY FEE REDUCTION
Limited Duration	$1,206
Income Plus	4,359
Global Infrastructure	2,089
European Equity	637
Multi Cap Growth	10,186

The following Portfolios had transactions with the following affiliates of the Fund:

PORTFOLIO	ISSUER	VALUE DECEMBER 31, 2012	PURCHASES AT COST	SALES	NET REALIZED GAIN	INTEREST INCOME	VALUE DECEMBER 31, 2013
Limited Duration	Metropolitan Life Global Funding I	$534,012	$273,565	$534,466	$8,018	$4,215	$267,725
Income Plus	MetLife Capital Trust IV	741,000	—	—	—	47,250	691,500

The following Portfolios had transactions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed to be affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for the year ended December 31, 2013:

PORTFOLIO	VALUE DECEMBER 31, 2012	PURCHASES AT COST*	SALES*	NET REALIZED GAIN (LOSS)*	INTEREST INCOME*	VALUE DECEMBER 31, 2013
Limited Duration	$449,075	$102,497	$741	$—	$9,470	$537,381	**
Income Plus	2,095,151	1,653,156	2,062,776	481,934	49,856	2,577,584	**

*  Data represents transactions through June 30, 2013.

**  Citigroup, Inc., and its affiliated broker-dealers ceased to be affiliates of the Fund pursuant to Section 17 of the Act as of July 1, 2013.

For the year ended December 31, 2013, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of each Portfolio:

EUROPEAN EQUITY	MULTI CAP GROWTH
$211	$5,308

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2013 continued

From January 1, 2013 to June 30, 2013, the following Portfolios incurred brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of each Portfolio:

GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	MULTI CAP GROWTH
$576	$845	$3,030

Morgan Stanley Services Company Inc., an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, was the Fund's transfer agent. Effective July 1, 2013, the Trustees approved changing the transfer agent to Boston Financial Data Services, Inc.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

Aggregate pension costs for the year ended December 31, 2013, included in "trustees' fees and expenses" in the Statements of Operations and the accrued pension liability included in "accrued expenses and other payables" in the Statements of Assets and Liabilities are as follows:

	AGGREGATE PENSION COSTS
INCOME PLUS	GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	MULTI CAP GROWTH
$975	$1,314	$398	$2,766

	AGGREGATE PENSION LIABILITY
MONEY MARKET	LIMITED DURATION	INCOME PLUS	GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	MULTI CAP GROWTH
$4,527	$2,505	$9,441	$3,848	$2,744	$12,630

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2013 continued

options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Federal Income Tax Status

It is the Portfolios' intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statements of Operations. The Portfolios file tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

	2013 DISTRIBUTIONS PAID FROM:		2012 DISTRIBUTIONS PAID FROM:
PORTFOLIO	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
Money Market	$8,318	$—	$10,504	$—
Limited Duration	1,067,043	—	1,503,210	—
Income Plus	8,060,938	—	10,700,252	—
Global Infrastructure	1,864,474	5,863,665	2,854,317	5,230,425
European Equity	1,517,812	—	1,421,625	—
Multi Cap Growth	951,967	3,478,094	—	4,886,471

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2013 continued

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap transactions, paydown adjustments, expiring capital losses, net operating losses, partnership basis adjustments, distribution redesignations, book amortization of premium on debt securities, nondeductible expenses and merger adjustments, resulted in the following reclassifications among the Portfolios' components of net assets at December 31, 2013:

PORTFOLIO	ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS)	PAID-IN-CAPITAL
Money Market	$(107)	$107	$—
Limited Duration	143,120	1,124,249	(1,267,369)
Income Plus	(225,235)	225,235	—
Global Infrastructure	(749)	749	—
European Equity	(1,450)	1,450	—
Multi Cap Growth	444,999	(501,796)	56,797

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
Money Market	$4,572	$—
Limited Duration	614,378	—
Income Plus	5,980,746	—
Global Infrastructure	1,852,388	7,463,147
European Equity	1,189,628	—
Multi Cap Growth	4,912,282	29,304,421

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2013 continued

At December 31, 2013, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

PORTFOLIO	COST	APPRECIATION	DEPRECIATION	NET APPRECIATION (DEPRECIATION)
Money Market	$73,464,904	$—	$—	$—
Limited Duration	42,069,943	326,672	(460,947)	(134,275)
Income Plus	149,477,295	8,125,965	(2,896,416)	5,229,549
Global Infrastructure	62,795,418	18,857,205	(62,077)	18,795,128
European Equity	37,026,460	20,197,923	(416,848)	19,781,075
Multi Cap Growth	171,750,339	137,909,300	(128,960)	137,780,340

At December 31, 2013, the following Portfolios had available for Federal income tax purposes unused short term and/or long term capital losses that will not expire:

PORTFOLIO	SHORT TERM LOSSES (NO EXPIRATION)	LONG TERM LOSSES (NO EXPIRATION)
Money Market	$1,647	$—
Limited Duration	732	338,635

In addition, at December 31, 2013, the following Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

	AMOUNTS IN THOUSANDS AVAILABLE THROUGH DECEMBER 31,
PORTFOLIO	2014	2015	2016	2017	2018	2019	TOTAL
Limited Duration	$2,233	$1,063	$17,119	$8,980	—	—	$29,395
Income Plus	—	—	7,196	—	—	—	7,196
European Equity	—	—	—	8,281	3,315	—	11,596

During the year ended December 31, 2013, the following Portfolio expired capital loss carryforwards for U.S. Federal income tax purposes as follows:

PORTFOLIO	EXPIRED CAPITAL LOSS CARRYFORWARDS
Limited Duration	$1,267,369

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2013 continued

incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended December 31, 2013, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes as follows:

PORTFOLIO	UTILIZED CAPITAL LOSS CARRYFORWARDS
Money Market	$288
Income Plus	3,153,122
European Equity	2,344,666

8. Purposes of and Risks Relating to Certain Financial Instruments

Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

Certain Portfolios may invest in mortgage securities, including securities issued by the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolios. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities issued by FNMA and FHLMC that are held by the Portfolios are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Money Market Portfolio may enter into repurchase agreements under which the Portfolio sends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2013 continued

apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to certain costs and delays.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2013, European Equity Portfolio's investments in securities of issuers in the United Kingdom, Switzerland, Germany and France represented 38.3%, 14.0%, 14.8% and 17.8%, respectively of the Portfolio's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these countries.

9. Accounting Pronouncement

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08") which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Act automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Fund, management expects that the impact of the Fund's adoption will be limited to additional financial statement disclosures.

10. Portfolio Mergers

On April 29, 2013, the Multi Cap Growth Portfolio (the "Portfolio") acquired the net assets of Morgan Stanley Variable Investment Series Aggressive Equity Portfolio ("Aggressive Equity Portfolio"), an open-end investment company, based on the respective valuations as of the close of business on April 26, 2013, pursuant to a Plan of Reorganization approved by the shareholders of Aggressive Equity Portfolio on February 21, 2013 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc. with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 249,276 Class X shares of the Portfolio at a net asset value of $44.02 per share for 592,874 Class X shares of Aggressive Equity Portfolio; 360,951 Class Y shares of the Portfolio at a net asset value of $43.50 for 875,713 Class Y shares of Aggressive Equity Portfolio. The net assets of Aggressive Equity Portfolio before the Reorganization were $26,674,482,

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2013 continued

including unrealized appreciation of $7,944,634 at April 26, 2013. The investment portfolio of Aggressive Equity Portfolio, with a fair value of $26,791,965 and identified cost of $18,847,335 on April 26, 2013, was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from Aggressive Equity Portfolio was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Portfolio were $213,552,626. Immediately after the merger, the net assets of the Portfolio were $240,227,108.

Upon closing of the Reorganization, shareholders of Aggressive Equity Portfolio received shares of the Portfolio as follows:

AGGRESSIVE EQUITY PORTFOLIO	MULTI CAP GROWTH PORTFOLIO
Class X	Class X
Class Y	Class Y

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the period ended December 31, 2013, are as follows:

Net investment income(1)	$5,039
Net gain realized and unrealized gain(2)	$106,904,086
Net increase (decrease) in net assets resulting from operations	$106,909,125

(1)  $(279,819) as reported, plus $37,505 Aggressive Equity Portfolio premerger, plus $247,353 of estimated pro-forma eliminated expenses.

(2)  $105,695,600 as reported, plus $1,208,486 Aggressive Equity Portfolio premerger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Aggressive Equity Portfolio that have been included in the Portfolio's Statement of Operations since April 26, 2013.

On February 21, 2013, shareholders of the Strategist Portfolio (the "Portfolio") approved an Agreement and Plan of Reorganization by and between Morgan Stanley Variable Investment Series (the "Fund"), on behalf of the Portfolio, and The Universal Institutional Funds, Inc., on behalf of the Global Tactical Asset Allocation Portfolio ("Global Tactical Asset Allocation"), pursuant to which substantially all of the assets and liabilities of the Portfolio would be transferred to Global Tactical Asset Allocation in exchange for shares of Global Tactical Asset Allocation and pursuant to which the Portfolio will be liquidated and

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2013 continued

terminated (the "Reorganization"). Each Class X shareholder of the Portfolio received Class I shares of Global Tactical Asset Allocation and each Class Y shareholder of the Portfolio received Class II shares of the Global Tactical Asset Allocation. The Reorganization was consummated on April 29, 2013.

11. Subsequent Event

The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization by and between the Fund, on behalf of its series Global Infrastructure Portfolio (the "Portfolio") and The Universal Institutional Funds, Inc., on behalf of its newly created series Global Infrastructure Portfolio ("UIF Global Infrastructure"), pursuant to which substantially all of the assets and liabilities of the Portfolio would be transferred to UIF Global Infrastructure and shareholders of the Portfolio would become shareholders of UIF Global Infrastructure, receiving shares of UIF Global Infrastructure equal to the value of their holdings in the Portfolio (the "Reorganization"). Each shareholder of the Portfolio would receive the Class of shares of UIF Global Infrastructure that corresponds to the Class of shares of the Portfolio currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Portfolio at a special meeting of shareholders scheduled to be held during the first quarter of 2014.

(This page has been intentionally left blank.)

Morgan Stanley Variable Investment Series

Financial Highlights

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)		NET REALIZED AND UNREALIZED GAIN (LOSS)		TOTAL FROM INVESTMENT OPERATIONS		DIVIDENDS TO SHAREHOLDERS		DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET CLASS X SHARES
2009^	$1.00	$0.000	(d)	—		$0.000	(d)	$(0.000	)(d)	—	$(0.000	)(d)
2010^	1.00	0.000	(d)	—		0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2011	1.00	0.000	(d)	$(0.000	)(d)	0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2012	1.00	0.000	(d)	0.000	(d)	0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2013	1.00	0.000	(d)	0.000	(d)	0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
CLASS Y SHARES
2009^	1.00	0.000	(d)	—		0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2010^	1.00	0.000	(d)	—		0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2011	1.00	0.000	(d)	(0.000	)(d)	0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2012	1.00	0.000	(d)	0.000	(d)	0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2013	1.00	0.000	(d)	0.000	(d)	0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
LIMITED DURATION CLASS X SHARES
2009^	7.76	0.20		0.24		0.44		(0.36)		—	(0.36)
2010^	7.84	0.18		0.00		0.18		(0.28)		—	(0.28)
2011	7.74	0.17		0.04		0.21		(0.26)		—	(0.26)
2012	7.69	0.12		0.13		0.25		(0.23)		—	(0.23)
2013	7.71	0.10		(0.07)		0.03		(0.20)		—	(0.20)
CLASS Y SHARES
2009^	7.73	0.18		0.24		0.42		(0.34)		—	(0.34)
2010^	7.81	0.16		0.01		0.17		(0.26)		—	(0.26)
2011	7.72	0.15		0.04		0.19		(0.24)		—	(0.24)
2012	7.67	0.10		0.13		0.23		(0.21)		—	(0.21)
2013	7.69	0.08		(0.07)		0.01		(0.18)		—	(0.18)
INCOME PLUS CLASS X SHARES
2009^	9.45	0.57		1.50		2.07		(0.53)		—	(0.53)
2010^	10.99	0.58		0.39		0.97		(0.70)		—	(0.70)
2011	11.26	0.57		(0.02)		0.55		(0.68)		—	(0.68)
2012	11.13	0.48		1.04		1.52		(0.68)		—	(0.68)
2013	11.97	0.45		(0.35)		0.10		(0.59)		—	(0.59)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MONEY MARKET CLASS X SHARES
2009^	$1.00	0.03%	$84,486	0.40	%(e)(f)	0.03	%(e)(f)	—		N/A
2010^	1.00	0.01	59,932	0.29	(f)	0.00	(f)(g)	—		N/A
2011	1.00	0.01	51,431	0.22	(f)	0.01	(f)	—		N/A
2012	1.00	0.01	42,267	0.27	(f)	0.01	(f)	—		N/A
2013	1.00	0.01	33,951	0.19	(f)	0.01	(f)	—		N/A
CLASS Y SHARES
2009^	1.00	0.01	81,145	0.41	(e)(f)	0.01	(e)(f)	—		N/A
2010^	1.00	0.01	67,139	0.29	(f)	0.00	(f)(g)	—		N/A
2011	1.00	0.01	55,849	0.22	(f)	0.01	(f)	—		N/A
2012	1.00	0.01	48,565	0.27	(f)	0.01	(f)	—		N/A
2013	1.00	0.01	39,351	0.19	(f)	0.01	(f)	—		N/A
LIMITED DURATION CLASS X SHARES
2009^	7.84	5.76	16,889	0.49	(h)	2.61	(h)	0.00	%(g)	105%
2010^	7.74	2.35	14,921	0.55	(h)	2.25	(h)	0.00	(g)	88
2011	7.69	2.75	12,693	0.60	(h)	2.15	(h)	0.00	(g)	45
2012	7.71	3.34	10,628	0.63	(h)	1.52	(h)	0.00	(g)	58
2013	7.54	0.39	9,346	0.75	(h)	1.27	(h)	0.00	(g)	53
CLASS Y SHARES
2009^	7.81	5.56	60,753	0.74	(h)	2.36	(h)	0.00	(g)	105
2010^	7.72	2.22	53,760	0.80	(h)	2.00	(h)	0.00	(g)	88
2011	7.67	2.45	44,085	0.85	(h)	1.90	(h)	0.00	(g)	45
2012	7.69	3.05	38,736	0.88	(h)	1.27	(h)	0.00	(g)	58
2013	7.52	0.09	32,974	1.00	(h)	1.02	(h)	0.00	(g)	53
INCOME PLUS CLASS X SHARES
2009^	10.99	22.57	114,488	0.56	(h)	5.64	(h)	0.00	(g)	75
2010^	11.26	9.28	106,363	0.59	(h)	5.23	(h)	0.00	(g)	53
2011	11.13	5.01	90,876	0.59	(h)	5.01	(h)	0.00	(g)	43
2012	11.97	14.09	86,765	0.61	(h)	4.14	(h)	0.00	(g)	68
2013	11.48	1.03	73,998	0.62	(h)	3.82	(h)	0.00	(g)	55

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
INCOME PLUS CLASS Y SHARES
2009^	$9.42	$0.55	$1.49	$2.04	$(0.51)	—	$(0.51)
2010^	10.95	0.55	0.39	0.94	(0.67)	—	(0.67)
2011	11.22	0.54	(0.02)	0.52	(0.65)	—	(0.65)
2012	11.09	0.45	1.04	1.49	(0.65)	—	(0.65)
2013	11.93	0.41	(0.33)	0.08	(0.56)	—	(0.56)
GLOBAL INFRASTRUCTURE CLASS X SHARES
2009^	11.30	0.31	1.16	1.47	(0.38)	$(3.71)	(4.09)
2010^	8.68	0.21	0.18	0.39	(0.25)	(0.69)	(0.94)
2011	8.13	0.21	1.07	1.28	(0.23)	(0.46)	(0.69)
2012	8.72	0.22	1.30	1.52	(0.23)	(0.82)	(1.05)
2013	9.19	0.20	1.32	1.52	(0.26)	(0.81)	(1.07)
CLASS Y SHARES
2009^	11.27	0.28	1.15	1.43	(0.35)	(3.71)	(4.06)
2010^	8.64	0.19	0.19	0.38	(0.23)	(0.69)	(0.92)
2011	8.10	0.19	1.06	1.25	(0.20)	(0.46)	(0.66)
2012	8.69	0.20	1.29	1.49	(0.20)	(0.82)	(1.02)
2013	9.16	0.17	1.32	1.49	(0.24)	(0.81)	(1.05)
EUROPEAN EQUITY CLASS X SHARES
2009^	13.32	0.36	3.01	3.37	(0.56)	(0.71)	(1.27)
2010^	15.42	0.26	0.76	1.02	(0.39)	—	(0.39)
2011	16.05	0.41	(1.90)	(1.49)	(0.37)	—	(0.37)
2012	14.19	0.53	2.03	2.56	(0.43)	—	(0.43)
2013	16.32	0.42	3.95	4.37	(0.53)	—	(0.53)
CLASS Y SHARES
2009^	13.24	0.32	3.00	3.32	(0.50)	(0.71)	(1.21)
2010^	15.35	0.22	0.76	0.98	(0.35)	—	(0.35)
2011	15.98	0.37	(1.90)	(1.53)	(0.33)	—	(0.33)
2012	14.12	0.49	2.03	2.52	(0.38)	—	(0.38)
2013	16.26	0.33	3.98	4.31	(0.48)	—	(0.48)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
INCOME PLUS CLASS Y SHARES
2009^	$10.95	22.29%	$148,108	0.81	%(h)	5.39	%(h)	0.00	%(g)	75%
2010^	11.22	9.01	124,322	0.84	(h)	4.98	(h)	0.00	(g)	53
2011	11.09	4.71	102,948	0.84	(h)	4.76	(h)	0.00	(g)	43
2012	11.93	13.82	97,579	0.86	(h)	3.89	(h)	0.00	(g)	68
2013	11.45	0.81	82,429	0.87	(h)	3.57	(h)	0.00	(g)	55
GLOBAL INFRASTRUCTURE CLASS X SHARES
2009^	8.68	19.26	68,748	0.96	(h)	3.37	(h)	0.00	(g)	280
2010^	8.13	6.93	61,408	0.87	(h)	2.71	(h)	0.00	(g)	148
2011	8.72	16.07	58,998	0.86	(h)	2.48	(h)	0.00	(g)	36
2012	9.19	18.69	57,628	0.87	(h)	2.51	(h)	0.00	(g)	28
2013	9.64	17.91	57,746	0.90	(h)	2.12	(h)	0.00	(g)	25
CLASS Y SHARES
2009^	8.64	18.83	17,818	1.21	(h)	3.12	(h)	0.00	(g)	280
2010^	8.10	6.74	15,789	1.12	(h)	2.46	(h)	0.00	(g)	148
2011	8.69	15.82	14,472	1.11	(h)	2.23	(h)	0.00	(g)	36
2012	9.16	18.44	14,506	1.12	(h)	2.26	(h)	0.00	(g)	28
2013	9.60	17.54	14,511	1.15	(h)	1.87	(h)	0.00	(g)	25
EUROPEAN EQUITY CLASS X SHARES
2009^	15.42	27.73	61,197	1.00	(h)(i)	2.67	(h)(i)	0.00	(g)	26
2010^	16.05	7.23 (j)	54,824	1.00	(h)(i)	1.81	(h)(i)	0.00	(g)	22
2011	14.19	(9.64)	41,181	1.00	(h)(i)	2.56	(h)(i)	0.00	(g)	11
2012	16.32	18.51	40,141	1.00	(h)(i)	3.50	(h)(i)	0.00	(g)	11
2013	20.16	27.50	43,414	1.00	(h)(i)	2.32	(h)(i)	0.00	(g)	10
CLASS Y SHARES
2009^	15.35	27.41	19,323	1.25	(h)(i)	2.42	(h)(i)	0.00	(g)	26
2010^	15.98	6.96 (j)	17,821	1.25	(h)(i)	1.56	(h)(i)	0.00	(g)	22
2011	14.12	(9.85)	11,668	1.25	(h)(i)	2.31	(h)(i)	0.00	(g)	11
2012	16.26	18.16	11,773	1.25	(h)(i)	3.25	(h)(i)	0.00	(g)	11
2013	20.09	27.20	11,807	1.25	(h)(i)	2.07	(h)(i)	0.00	(g)	10

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MULTI CAP GROWTH CLASS X SHARES
2009^	$18.41	$0.11	$12.99	$13.10	$(0.09)	—	$(0.09)
2010^	31.42	0.06	8.65	8.71	(0.06)	—	(0.06)
2011	40.07	0.01	(2.70)	(2.69)	(0.07)	—	(0.07)
2012	37.31	0.20	4.40	4.60	—	$(0.90)	(0.90)
2013	41.01	(0.03)	20.55	20.52	(0.20)	(0.66)	(0.86)
CLASS Y SHARES
2009^	18.29	0.05	12.90	12.95	(0.03)	—	(0.03)
2010^	31.21	(0.02)	8.58	8.56	—	—	—
2011	39.77	(0.09)	(2.68)	(2.77)	—	—	—
2012	37.00	0.09	4.37	4.46	—	(0.90)	(0.90)
2013	40.56	(0.15)	20.32	20.17	(0.11)	(0.66)	(0.77)

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  Amount is less than $0.001.

(e)  Reflects fees paid in connection with the U.S. Treasury's Temporary Guarantee Program for Money Market Funds. This fee had an effect of 0.04% for the year ended 2009.

(f)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Distributor, Adviser and Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
December 31,2013
Class X	0.66%	(0.46)%
Class Y	0.91	(0.71)
December 31, 2012
Class X	0.63	(0.35)
Class Y	0.88	(0.60)
December 31, 2011
Class X	0.60	(0.37)
Class Y	0.85	(0.62)
December 31, 2010
Class X	0.62	(0.33)
Class Y	0.87	(0.58)
December 31, 2009
Class X	0.59	(0.16)
Class Y	0.84	(0.42)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MULTI CAP GROWTH CLASS X SHARES
2009^	$31.42	71.32%	$202,279	0.55	%(h)	0.44	%(h)	0.00	%(g)	23%
2010^	40.07	27.76	220,553	0.58	(h)	0.19	(h)	0.00	(g)	29
2011	37.31	(6.74)	173,284	0.56	(h)	0.03	(h)	0.00	(g)	24
2012	41.01	12.37	164,917	0.58	(h)	0.48	(h)	0.00	(g)	44
2013	60.67	50.76	223,689	0.57	(h)	(0.06	)(h)	0.00	(g)	34
CLASS Y SHARES
2009^	31.21	70.85	64,122	0.80	(h)	0.19	(h)	0.00	(g)	23
2010^	39.77	27.43	67,303	0.83	(h)	(0.06	)(h)	0.00	(g)	29
2011	37.00	(6.97)	49,678	0.81	(h)	(0.22	)(h)	0.00	(g)	24
2012	40.56	12.09	45,556	0.83	(h)	0.23	(h)	0.00	(g)	44
2013	59.96	50.37	72,135	0.82	(h)	(0.31	)(h)	0.00	(g)	34

(g)  Amount is less than 0.005%.

(h)  The ratios reflect the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(i)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Adviser and Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2013
Class X	1.22%	2.10%
Class Y	1.47	1.85
December 31, 2012
Class X	1.22	3.28
Class Y	1.47	3.03
December 31, 2011
Class X	1.17	2.39
Class Y	1.42	2.14
December 31, 2010
Class X	1.16	1.65
Class Y	1.41	1.40
December 31, 2009
Class X	1.12	2.55
Class Y	1.37	2.30

(j)  During the year ended December 31, 2010, the Portfolio received a regulatory settlement from an unaffiliated third party which had an impact of approximately 0.14% and 0.14% for Class X and Y, respectively, on the total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class X and Y shares would have been approximately 7.09% and 6.82%, respectively.

Morgan Stanley Variable Investment Series

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Variable Investment Series:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Morgan Stanley Variable Investment Series (comprising, respectively, Money Market, Limited Duration, Income Plus, Global Infrastructure, European Equity, and Multi Cap Growth Portfolios) (collectively, the "Portfolios") as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the two years ended December 31, 2010 were audited by another independent registered public accounting firm whose report, dated February 25, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Morgan Stanley Variable Investment Series at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 21, 2014

Morgan Stanley Variable Investment Series

Results of Special Shareholder Meetings (unaudited)

On May 31, 2013, a Special Meeting of Shareholders of Global Infrastructure Portfolio (the "Portfolio") was held in order to approve changing the Portfolio's fundamental investment restriction regarding industry concentration. The voting results were as follows:

	Number of Shares
	For	Against	Abstain
	1,701,579	66,108	145,445

On February 21, 2013, a Special Meeting of Shareholders was held for the following Portfolios to vote upon a proposal to approve an Agreement and Plan of Reorganization. The voting results were as follows:

	Number of Shares
	For	Against	Abstain
Aggressive Equity Portfolio	1,346,522	25,938	82,577
	Number of Shares
	For	Against	Abstain
Strategist Portfolio	10,081,114	477,425	794,846

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of the Fairhaven United Methodist Church.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC( retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000); Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, NE-Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (71) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (77) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Fergus Reid (81) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain investment companies in the JPMorgan Fund Complex.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (66) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

  *  Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex, Managing Director of the Adviser.
Stefanie V. Chang Yu (47) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014). Formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (48) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014). Formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (48) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (46) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  Each officer serves an indefinite term, until his or her successor is elected.

Morgan Stanley Variable Investment Series

Federal Tax Notice ■ December 31, 2013 (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended December 31, 2013. For corporate shareholders, the following percentages of dividends paid by each of the applicable Portfolios qualified for the dividends received deduction.

PORTFOLIO	DIVIDENDS RECEIVED DEDUCTION%
Global Infrastructure	24.61%

Each of the applicable Portfolios designated and paid the following amounts as a long-term capital gain distribution:

PORTFOLIO	AMOUNT
Global Infrastructure	$5,863,665
Multi Cap Growth	3,478,094

For Federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Portfolio for the taxable year ended December 31, 2013.

The Global Infrastructure Portfolio intends to pass through foreign tax credits of $85,039, and has derived income from sources within foreign countries amounting to $1,468,460. The European Equity Portfolio intends to pass through foreign tax credits of $45,693, and has derived income from sources within foreign countries amounting to $1,867,643.

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Trustees
Frank L. Bowman	Joseph J. Kearns
Michael Bozic	Michael F. Klein
Kathleen A. Dennis	Michael E. Nugent
James F. Higgins	W. Allen Reed
Dr. Manuel H. Johnson	Fergus Reid
Officers
Michael E. Nugent Chairperson of the Board
John H. Gernon President and Principal Executive Officer
Stefanie V. Chang Yu Chief Compliance Officer
Joseph C. Benedetti Vice President
Francis J. Smith Treasurer and Principal Financial Officer
Mary E. Mullin Secretary
Transfer Agent	Custodian
Boston Financial Data Services, Inc. 2000 Crown Colony Drive Quincy, Massachusetts 02169	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
Independent Registered Public Accounting Firm	Legal Counsel
Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116	Dechert LLP 1095 Avenue of the Americas New York, New York 10036
Counsel to the Independent Trustees	Adviser
Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, New York 10036
Sub-Advisers
Morgan Stanley Investment Management Limited 25 Cabot Square, Canary Wharf London, E14 4QA, England
Morgan Stanley Investment Management Company 23 Church Street 16-01 Capital Square 049481 Singapore

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

#40113A

VARINANN
807247 EXP 2.28.15

Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2013

	Registrant			Covered Entities(1)
Audit Fees		$227,396		N/A

Non-Audit Fees
Audit-Related Fees		$––	(2)		$(2)
Tax Fees		$21,764	(3)	$7,772,493	(4)
All Other Fees	$			$101,000	(5)
Total Non-Audit Fees		$21,764		$7,873,493

Total		$249,160		$7,873,493

2012

	Registrant			Covered Entities(1)
Audit Fees		$227,115		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$33,952	(3)	$3,789,467	(4)
All Other Fees	$			$723,998	(5)
Total Non-Audit Fees		$33,952		$4,513,465

Total		$261,067		$4,513,465

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)           Not applicable.

(g)          See table above.

(h)         The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)         The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Investment Series

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H, Gernon
John H. Gernon
Principal Executive Officer
February 19, 2014

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 19, 2014